STATEMENT OF ADDITIONAL INFORMATION



              DECEMBER 15, 2003, AS SUPPLEMENTED FEBRUARY 12, 2004




                          INDIVIDUAL AND GROUP DEFERRED
                      FIXED AND VARIABLE ANNUITY CONTRACTS
               ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT III
                   OF JACKSON NATIONAL LIFE INSURANCE COMPANY



This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated May 1, 2003. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P. O. Box 378002, Denver, Colorado 80237-8002, or calling 1-800-766-4683.




                                TABLE OF CONTENTS
                                                                           PAGE

General Information and History..............................................2
Services.....................................................................2
Purchase of Securities Being Offered.........................................2
Underwriters.................................................................2
Calculation of Performance...................................................2
Additional Tax Information...................................................8
Net Investment Factor ......................................................18
Financial Statements .......................................................20

GENERAL INFORMATION AND HISTORY

Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson National). Jackson National is a wholly-owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

SERVICES

Jackson National keeps the assets of the Separate Account. Jackson National holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

KPMG LLP, 303 E. Wacker Drive, Chicago, IL 60601, serves as independent accountants for the Separate Account.

Jorden Burt LLP provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the Prospectus.

PURCHASE OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

UNDERWRITERS

The Contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 8055 East Tufts Avenue, Denver, Colorado 80237. JNLD is a subsidiary of Jackson National.

The aggregate amount of underwriting commissions paid to broker/dealers were:
$3,494,664 in 2000, $3,506,693 in 2001, and $7,145,657 in 2002. JNLD did not
retain any portion of the commissions.

CALCULATION OF PERFORMANCE

When Jackson National advertises performance for an Investment Division (except the JNL/PPM America Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

The standardized average annual total returns for each investment portfolio (except the JNL/PPM America Money Market Division) for the period ended December 31, 2002, are as follows (more recent returns may be more or less than the stated returns due to market volatility):


                                                                                                    DATE OF INITIAL
                                                                                                     INVESTMENT IN
                                                                                                     CORRESPONDING
                                                                                                      DIVISION TO
                                                                                   ONE YEAR            DECEMBER 31,
                                                                                    PERIOD                2002

JNL/AIM Large Cap Growth Division(6)                                                -26.58%              -17.00%
JNL/AIM Premier Equity II Division(6)                                               -29.31%              -19.13%
JNL/AIM Small Cap Growth Division(6)                                                -28.41%              -14.81%
JNL/Alliance Capital Growth Division(1)                                             -32.20%               -6.29%
JNL/JPMorgan International Value Division(1)                                        -27.71%              -10.22%
JNL/Janus Aggressive Growth Division(1)                                             -31.05%               -1.58%
JNL/Janus Global Equities Division(1)                                               -28.44%               -5.92%
JNL/Janus Growth & Income Division(1)                                               -23.04%              -12.54%
JNL/Lazard Mid Cap Value Division(1)                                                -15.52%                0.90%
JNL/Lazard Small Cap Value Division(1)                                              -18.58%               -2.37%
JNL/Oppenheimer Global Growth Division(4)                                           -23.53%              -19.10%
JNL/Oppenheimer Growth Division(4)                                                  -26.41%              -20.18%
JNL/PIMCO Total Return Bond Division(1)                                               6.66%                5.80%
JNL/Putnam Equity Division(1)                                                       -25.39%               -8.74%
JNL/Putnam International Equity Division(1)                                         -21.87%               -8.03%
JNL/Putnam MidCap Growth Division(3)                                                -30.40%              -23.39%
JNL/Putnam Value Equity Division(1)                                                 -21.26%               -5.99%
JNL/Salomon Brothers Balanced Division(1)                                            -8.81%               -0.90%
JNL/Salomon Brothers Global Bond Division(1)                                          6.69%                3.50%
JNL/Salomon Brothers High Yield Bond Division(1)                                      3.98%               -0.48%
JNL/T. Rowe Price Mid-Cap Growth Division(1)                                        -23.26%               -0.46%
JNL/S&P Conservative Growth Division II(5)                                          -14.42%               -4.98%
JNL/S&P Moderate Growth Division II(5)                                              -17.30%               -3.87%
JNL/S&P Aggressive Growth Division II(5)                                            -22.67%               -5.89%
JNL/S&P Very Aggressive Growth Division II(5)                                       -26.50%               -4.11%
JNL/S&P Equity Growth Division II(5)                                                -27.35%               -6.67%
JNL/S&P Equity Aggressive Growth Division II(5)                                     -26.36%               -5.13%
JNL/Mellon Capital Management The DowSM 10 Division(2)                              -11.36%               -7.30%
JNL/Mellon Capital Management Communications Sector Fund(7)                             N/A                  N/A
JNL/Mellon Capital Management Consumer Brands Sector Fund(7)                            N/A                  N/A
JNL/Mellon Capital Management Energy Sector Fund(7)                                     N/A                  N/A
JNL/Mellon Capital Management Financial Sector Fund(7)                                  N/A                  N/A
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund(7)                  N/A                  N/A
JNL/Mellon Capital Management Technology Sector Fund(7)                                 N/A                  N/A


1 Commenced operations on April 1, 1998.
2 Commenced operations on August 16, 1999.
3 Commenced operations on May 1, 2000.
4 Commenced operations on May 1, 2001.
5 Commenced operations on April 13, 1998.
6 Commenced operations on October 29, 2001.
7 Commenced operations on December 15, 2003.

Jackson National may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

The non-standardized total returns that each Investment Division (except the JNL/PPM America Money Market Division) would have achieved if it had been invested in the corresponding Fund for the periods indicated, calculated in a manner similar to standardized average annual total return but assuming a hypothetical initial investment of $10,000 and without deducting the Contract maintenance charge, are as follows (more recent returns may be more or less than the stated returns due to market volatility):


                                                                                                                  DATE OF INITIAL
                                                                                                                    OFFERING OF
                                                                                             FIVE YEAR PERIOD      CORRESPONDING
                                                                    ONE YEAR PERIOD ENDED          ENDED              FUND TO
                                                                         DECEMBER 31,          DECEMBER 31,        DECEMBER 31,
                                                                             2002                  2002                2002

JNL/AIM Large Cap Growth Division(6)                                       -26.58%                  N/A             -17.04%
JNL/AIM Premier Equity II Division(6)                                      -29.30%                  N/A             -19.17%
JNL/AIM Small Cap Growth Division(6)                                       -28.40%                  N/A             -14.84%
JNL/Alliance Capital Growth Division(1)                                    -32.06%                  N/A              -6.27%
JNL/JPMorgan International Value Division(1)                               -27.68%                  N/A             -10.23%
JNL/Janus Aggressive Growth Division(1)                                    -30.80%                  N/A              -1.52%
JNL/Janus Global Equities Division(1)                                      -28.20%                  N/A              -5.86%
JNL/Janus Growth & Income Division(1)                                      -22.90%                  N/A             -12.51%
JNL/Lazard Mid Cap Value Division(1)                                       -15.36%                  N/A               0.93%
JNL/Lazard Small Cap Value Division(1)                                     -18.45%                  N/A              -2.35%
JNL/Oppenheimer Global Growth Division(4)                                  -23.49%                  N/A             -19.12%
JNL/Oppenheimer Growth Division(4)                                         -26.40%                  N/A             -20.22%
JNL/PIMCO Total Return Bond Division(1)                                      7.23%                  N/A               5.90%
JNL/Putnam Equity Division(1)                                              -25.23%                  N/A              -8.71%
JNL/Putnam International Equity Division(1)                                -21.76%                  N/A              -8.01%
JNL/Putnam MidCap Growth Division(3)                                       -30.37%                  N/A             -23.44%
JNL/Putnam Value Equity Division(1)                                        -21.06%                  N/A              -5.95%
JNL/Salomon Brothers Balanced Division(1)                                   -8.66%                  N/A              -0.87%
JNL/Salomon Brothers Global Bond Division(1)                                 6.76%                  N/A               3.52%
JNL/Salomon Brothers High Yield Bond Division(1)                             4.18%                  N/A              -0.44%
JNL/T. Rowe Price Mid-Cap Growth Division(1)                               -23.09%                  N/A              -0.42%
JNL/S&P Conservative Growth Division II(5)                                 -14.04%                  N/A              -4.89%
JNL/S&P Moderate Growth Division II(5)                                     -16.77%                  N/A              -3.75%
JNL/S&P Aggressive Growth Division II(5)                                   -22.54%                  N/A              -5.87%
JNL/S&P Very Aggressive Growth Division II(5)                              -26.44%                  N/A              -4.10%
JNL/S&P Equity Growth Division II(5)                                       -27.18%                  N/A              -6.64%
JNL/S&P Equity Aggressive Growth Division II(5)                            -26.31%                  N/A              -5.13%
JNL/Mellon Capital Management The DowSM 10 Division(2)                     -11.29%                  N/A              -7.29%
JNL/Mellon Capital Management Communications Sector Fund(7)                    N/A                  N/A                 N/A
JNL/Mellon Capital Management Consumer Brands Sector Fund(7)                   N/A                  N/A                 N/A
JNL/Mellon Capital Management Energy Sector Fund(7)                            N/A                  N/A                 N/A
JNL/Mellon Capital Management Financial Sector Fund(7)                         N/A                  N/A                 N/A
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund(7)         N/A                  N/A                 N/A
JNL/Mellon Capital Management Technology Sector Fund(7)                        N/A                  N/A                 N/A


1 Commenced operations on April 1, 1998.
2 Commenced operations on August 16, 1999.
3 Commenced operations on May 1, 2000.
4 Commenced operations on May 1, 2001.
5 Commenced operations on April 13, 1998.
6 Commenced operations on October 29, 2001.
7 Commenced operations on December 15, 2003.

Prior to May 1, 2000, the JNL/Janus Growth & Income Division was the Goldman Sachs/JNL Growth & Income Division and the corresponding Fund was sub-advised by Goldman Sachs Asset Management.

Prior to May 1, 1997, the corresponding Fund of the JNL/Putnam Equity Division was sub-advised by Phoenix Investment Counsel, Inc., and the corresponding Fund of the JNL/Putnam Value Equity Division was sub-advised by PPM America, Inc.

Prior to May 1, 2000, the JNL/Putnam International Equity Division was the JNL/T. Rowe Price International Equity Investment Division and the corresponding Fund was sub-advised by Rowe Price-Fleming International, Inc.


On December 15, 2003, Curian Capital LLC ("Curian") replaced First Trust Advisors L.P. as the sub-adviser to the First Trust/JNL The DowSM 10 Division. On February 18, 2004, Mellon Capital Management Corporation replaced Curian as the sub-adviser to this Fund. Returns shown for the periods prior to February 18, 2004, reflect the results achieved by the prior sub-advisers.


Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson National may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                                    [OBJECT OMITTED]

Where:

a = net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b = expenses for the Investment Division accrued for the period (net of reimbursements).
c = the average daily number of accumulation units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.

The yield for the 30-day period ended December 31, 2002, for each of the referenced Investment Divisions is as follows:

JNL/PIMCO Total Return Bond Division                               1.51%
JNL/Salomon Brothers Balanced Division                             0.20%
JNL/Salomon Brothers Global Bond Division                          4.38%
JNL/Salomon Brothers High Yield Bond Division                      8.03%

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/PPM America Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/PPM America Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/PPM America Money Market Division's effective yield is computed similarly, but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division. The JNL/PPM America Money Market Division's yield and effective yield for the seven-day period ended December 31, 2002 were -0.79% and -0.79%, respectively.

The JNL/PPM America Money Market Division's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the JNL/PPM America Money Market Division nor that Division's investment in the JNL/PPM America Money Market Fund, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

The taxable portion is taxed at ordinary income tax rates. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Jackson National is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National and its operations form a part of Jackson National.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires Jackson National (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson National intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson National regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson National or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only twelve investment options with the insurance company having the ability to add an additional eight options whereas the Contract offers 49 Investment Divisions and 7 Fixed Accounts although a Contract owner can select no more than 18 Allocation Options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30 day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson National reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple annuity Contracts which are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity Contract may be exchanged in a tax-free transaction for another annuity Contract. Historically, it was presumed that only the exchange of an entire Contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity Contract into another annuity Contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity Contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS APPROVAL

The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

TAX-QUALIFIED PLANS

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan.

TAX TREATMENT OF WITHDRAWALS

NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-QUALIFIED CONTRACTS

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) upon separation from service after attainment of age 55, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract. The IRS has announced that it is reconsidering this rule and that during its reconsideration, the rule is not effective. The IRS has further announced that if this rule, or a similar rule is adopted after its reconsideration, such rule will not come into effect before January 2004.

TYPES OF TAX-QUALIFIED PLANS

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson National's administrative procedures. Jackson National is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson National specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson National in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

         (a) Tax-Sheltered Annuities

         Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Individual Retirement Annuities

         Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          (c) Roth IRA Annuities

         Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $2,000 per year and are not deductible from taxable income. The Economic Growth & Tax Relief Reconciliation Act of 2001 (the "Act") increases the maximum annual dollar limitation limit for IRA contributions (including Roth IRA contributions) from $2,000 to $3,000 for calendar years 2002 through 2004; $4,000 for calendar years 2005 through 2007; and $5,000 for 2008. After 2008, the limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $500 for 2002 through 2005, and $1,000 for 2006 and later.

         Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

         Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

         Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

         (d) Pension and Profit-Sharing Plans

         The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (e) Eligible Deferred Compensation Plans -- Section 457

         Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $8,500 or 33 1/3% of the participant's includible compensation. The Act increases the dollar limit on deferrals to conform to the elective deferral limitation. The Act also increases the elective deferral limitation to $11,000 for 2002 and in $1,000 annual increments thereafter until it reaches $15,000 in 2006. The limit is indexed for inflation after that in $500 increments. The Act also increases the 33 1/3% of compensation limitation on deferrals to 100% of compensation. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000 for 2002 and by additional $1,000 increments through 2006, when the catch-up contribution will by $5,000. Catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

         In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

         All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

         In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

              o attains age 70 1/2,
              o severs employment,
              o dies, or
              o suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

NET INVESTMENT FACTOR

The net investment factor is an index applied to measure the net investment performance of an investment division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a)  is the net result of:

          (1) the net asset value of a Fund share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus

          (2) the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

          (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson National during the valuation period which are determined by Jackson National to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

     (b)  is the net  asset  value  of the  Fund  share  held in the  Investment
          Division determined as of the valuation date at the end of the preceding valuation period; and

     (c) is the asset charge factor determined by Jackson National for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

Since the net investment factor may be greater or less than or equal to one, and the factor that offsets the investment rate assumed is slightly less than one, the value of an annuity unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

                      Jackson National Separate Account III




                       [GRAPHIC OMITTED][GRAPHIC OMITTED]








                              Financial Statements

                                December 31, 2002

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002



                                                   AIM/            AIM/JNL         AIM/JNL        Alliance        First Trust/JNL
                                                JNL Large Cap   Premier Equity Small Cap Growth  Capital/JNL      The Dow Target
                                               Growth Portfolio  II Portfolio     Portfolio    Growth Portfolio    10 Portfolio
                                                -------------   -------------   -------------   -------------      -----------
ASSETS
Investments, at value (a)                        $ 162,576       $ 183,620       $ 226,555      $ 4,394,737        $ 2,368,998
Receivables:
   Investment securities sold                            7               8               9             191             33,122
   Sub-account units sold                                -               -               -               -                  -
                                                -----------     -----------     -----------     -----------        -----------
TOTAL ASSETS                                       162,583         183,628         226,564       4,394,928          2,402,120
                                                -----------     -----------     -----------     -----------        -----------

LIABILITIES
Payables:
   Investment securities purchased                       -               -               -               -                  -
   Sub-account units redeemed                            -               -               -              10             33,023
   Insurance fees due to Jackson National Life           7               8               9             181                 99
                                                -----------     -----------     -----------     -----------        -----------
TOTAL LIABILITIES                                        7               8               9             191             33,122
                                                -----------     -----------     -----------     -----------        -----------
NET ASSETS                                       $ 162,576       $ 183,620       $ 226,555      $ 4,394,737        $ 2,368,998
                                                ===========     ===========     ===========     ===========        ===========

UNITS OUTSTANDING                                   21,263          24,313          28,242         608,840            305,788

UNIT VALUE                                          $ 7.65          $ 7.55          $ 8.02          $ 7.22             $ 7.75

----------------------------------              -------------   -------------   -------------   -------------      -------------

(a)  Investment shares                              19,924          23,243          26,875         550,719            290,675
     Investments at cost                         $ 167,506       $ 189,320       $ 231,114      $ 4,641,607        $ 2,559,780



                                                 Janus/JNL         Janus/JNL        Janus/JNL      JPMorgan/JNL     Lazard/JNL
                                                 Aggressive      Global Equities Growth & Income   International      Mid Cap
                                               Growth Portfolio     Portfolio       Portfolio     Value Portfolio  Value Portfolio
                                               ---------------    -------------    -----------      -----------      -----------
ASSETS
Investments, at value (a)                       $ 7,786,464       $ 5,463,477      $ 4,591,659       $ 776,848       $ 4,823,361
Receivables:
   Investment securities sold                           357        2,113,377              189           56,568           33,421
   Sub-account units sold                                 -                -                -                -                -
                                               -------------      -----------      -----------      -----------      -----------
TOTAL ASSETS                                      7,786,821        7,576,854        4,591,848          833,416        4,856,782
                                               -------------      -----------      -----------      -----------      -----------

LIABILITIES
Payables:
   Investment securities purchased                        -                -                -                -                -
   Sub-account units redeemed                            37        2,113,066                -           56,534           33,221
   Insurance fees due to Jackson National Life          320              311              189               34              200
                                               -------------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES                                       357        2,113,377              189           56,568           33,421
                                               -------------      -----------      -----------      -----------      -----------
NET ASSETS                                      $ 7,786,464       $ 5,463,477      $ 4,591,659       $ 776,848       $ 4,823,361
                                               =============      ===========      ===========      ===========      ===========

UNITS OUTSTANDING                                   841,962          743,815          868,940          134,208          456,258

UNIT VALUE                                           $ 9.25           $ 7.35           $ 5.28           $ 5.79          $ 10.57

----------------------------------             ---------------    -------------    -------------    -------------    -----------

(a)  Investment shares                              597,580          388,583          806,970          139,721          471,492
     Investments at cost                        $ 8,042,888       $ 5,570,378      $ 5,254,935       $ 792,472       $ 4,903,722



                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002


                                                Lazard/JNL      Oppenheimer/JNL                     PIMCO/JNL        PPM America/
                                                Small Cap        Global Growth   Oppenheimer/JNL   Total Return       JNL Money
                                              Value Portfolio      Portfolio     Growth Portfolio  Bond Portfolio   Market Portfolio
                                               -------------      -----------      -------------    -----------      -----------
ASSETS
Investments, at value (a)                       $ 4,125,671        $ 834,184        $ 316,730       $ 17,897,175     $ 28,821,783
Receivables:
   Investment securities sold                           170          515,126               13              735            1,042
   Sub-account units sold                                 -                -                -           10,066        3,476,916
                                               -------------      -----------      -----------      -----------      -----------
TOTAL ASSETS                                      4,125,841        1,349,310          316,743       17,907,976       32,299,741
                                               -------------      -----------      -----------      -----------      -----------

LIABILITIES
Payables:
   Investment securities purchased                        -                -                -           10,066        3,476,916
   Sub-account units redeemed                             -          515,071                -                -                -
   Insurance fees due to Jackson National Life          170               55               13              735            1,042
                                               -------------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES                                       170          515,126               13           10,801        3,477,958
                                               -------------      -----------      -----------      -----------      -----------
NET ASSETS                                      $ 4,125,671        $ 834,184        $ 316,730       $ 17,897,175     $ 28,821,783
                                               =============      ===========      ===========      ===========      ===========

UNITS OUTSTANDING                                   456,001          114,151           46,680        1,361,808        2,581,638

UNIT VALUE                                           $ 9.05           $ 7.31           $ 6.79          $ 13.14          $ 11.16

----------------------------------             ---------------    -------------    -------------    -------------    -------------

(a)  Investment shares                              438,901          115,859           45,054        1,542,860       28,821,783
     Investments at cost                        $ 4,236,485        $ 840,287        $ 323,567       $ 16,867,801     $ 28,821,783




                                                                 Putnam/JNL        Putnam/JNL       Putnam/JNL       S&P/JNL
                                               Putnam/JNL       International        Midcap        Value Equity     Aggressive
                                             Equity Portfolio  Equity Portfolio Growth Portfolio    Portfolio    Growth Portfolio II
                                              -------------      -----------      -------------    -----------      ------------
ASSETS
Investments, at value (a)                      $ 4,948,629       $ 2,426,108       $ 764,057       $ 6,428,467      $ 3,941,671
Receivables:
   Investment securities sold                          217          802,755               31              282               162
   Sub-account units sold                              103                -                -                -                 -
                                              -------------      -----------      -----------      -----------      ------------
TOTAL ASSETS                                     4,948,949        3,228,863          764,088        6,428,749         3,941,833
                                              -------------      -----------      -----------      -----------      ------------

LIABILITIES
Payables:
   Investment securities purchased                     103                -                -                -                 -
   Sub-account units redeemed                           14          802,622                -               18                 -
   Insurance fees due to Jackson National Life         203              133               31              264               162
                                              -------------      -----------      -----------      -----------      ------------
TOTAL LIABILITIES                                      320          802,755               31              282               162
                                              -------------      -----------      -----------      -----------      ------------
NET ASSETS                                     $ 4,948,629       $ 2,426,108       $ 764,057       $ 6,428,467      $ 3,941,671
                                              =============      ===========      ===========      ===========      ============

UNITS OUTSTANDING                                  759,585          361,387          139,600          857,688           524,309

UNIT VALUE                                          $ 6.52           $ 6.71           $ 5.47           $ 7.50            $ 7.52

----------------------------------            ---------------    -------------    -------------    -------------    ------------

(a)  Investment shares                             379,496          319,645          149,522          492,226           566,332
     Investments at cost                       $ 5,085,496       $ 2,446,438       $ 785,998       $ 7,400,036      $ 5,935,160

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002


                                                S&P/JNL          S&P/JNL Equity      S&P/JNL        S&P/JNL         S&P/JNL
                                              Conservative        Aggressive       Equity Growth  Moderate Growth Very Aggressive
                                           Growth Portfolio II Growth Portfolio II Portfolio II    Portfolio II  Growth Portfolio II
                                             ---------------     -------------     -------------   ------------   ------------
ASSETS
Investments, at value (a)                    $ 11,845,337        $ 1,509,383       $ 5,396,123     $ 16,478,328    $ 1,896,885
Receivables:
   Investment securities sold                         487                62               232             727             327
   Sub-account units sold                               -                 -                 -               -               -
                                             -------------       -----------       -----------     -----------     -----------
TOTAL ASSETS                                   11,845,824         1,509,445         5,396,355      16,479,055       1,897,212
                                             -------------       -----------       -----------     -----------     -----------

LIABILITIES
Payables:
   Investment securities purchased                      -                 -                 -               -               -
   Sub-account units redeemed                           -                 -                10              50             249
   Insurance fees due to Jackson National Life        487                62               222             677              78
                                             -------------       -----------       -----------     -----------     -----------
TOTAL LIABILITIES                                     487                62               232             727             327
                                             -------------       -----------       -----------     -----------     -----------
NET ASSETS                                   $ 11,845,337        $ 1,509,383       $ 5,396,123     $ 16,478,328    $ 1,896,885
                                             =============       ===========       ===========     ===========     ===========

UNITS OUTSTANDING                               1,500,626           193,453           745,979       1,972,821         231,091

UNIT VALUE                                         $ 7.89            $ 7.80            $ 7.23          $ 8.35          $ 8.21

----------------------------------           ---------------     -------------     -------------   ------------   ------------

(a)  Investment shares                          1,507,040           215,935           813,895       2,099,150         267,922
     Investments at cost                     $ 13,847,779        $ 2,606,940       $ 8,919,420     $ 21,180,573    $ 3,177,030



                                                Salomon          Salomon          Salomon
                                               Brothers/        Brothers/        Brothers/      T. Rowe Price/
                                              JNL Balanced      JNL Global     JNL High Yield    JNL Mid-Cap
                                               Portfolio       Bond Portfolio  Bond Portfolio  Growth Portfolio
                                              -------------     -----------     -----------     -----------
ASSETS
Investments, at value (a)                      $ 4,734,761      $ 2,299,272     $ 6,466,965     $ 5,298,779
Receivables:
   Investment securities sold                          195              93             264             469
   Sub-account units sold                                -          34,457          31,807             103
                                              -------------     -----------     -----------     -----------
TOTAL ASSETS                                     4,734,956       2,333,822       6,499,036       5,299,351
                                              -------------     -----------     -----------     -----------

LIABILITIES
Payables:
   Investment securities purchased                       -          34,457          31,807             103
   Sub-account units redeemed                            -               -               -             251
   Insurance fees due to Jackson National Life         195              93             264             218
                                              -------------     -----------     -----------     -----------
TOTAL LIABILITIES                                      195          34,550          32,071             572
                                              -------------     -----------     -----------     -----------
NET ASSETS                                     $ 4,734,761      $ 2,299,272     $ 6,466,965     $ 5,298,779
                                              =============     ===========     ===========     ===========

UNITS OUTSTANDING                                  496,500         195,636         662,941         533,930

UNIT VALUE                                          $ 9.54         $ 11.75          $ 9.75          $ 9.92

----------------------------------            --------------   --------------   -------------   -----------

(a)  Investment shares                             495,786         216,300         926,499         293,561
     Investments at cost                       $ 4,977,134      $ 2,291,687     $ 7,089,293     $ 5,411,431

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002


                                               AIM/             AIM/JNL            AIM/            Alliance        First Trust/JNL
                                            JNL Large Cap    Premier Equity    JNL Small Cap      Capital/JNL      The Dow Target
                                           Growth Portfolio   II Portfolio    Growth Portfolio   Growth Portfolio   10 Portfolio
                                            -------------     -------------     -------------     -------------     -----------
INVESTMENT INCOME
   Dividends                                       $ -               $ -               $ -               $ -               $ -
                                            -----------       -----------       -----------       -----------       -----------

EXPENSES
   Insurance charges                             1,899             3,497             5,184           105,681            31,434
                                            -----------       -----------       -----------       -----------       -----------
TOTAL EXPENSES                                   1,899             3,497             5,184           105,681            31,434
                                            -----------       -----------       -----------       -----------       -----------
                                            -----------       -----------       -----------       -----------       -----------
NET INVESTMENT LOSS                             (1,899)           (3,497)           (5,184)         (105,681)          (31,434)
                                            -----------       -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies         321               705                21                 -                 -
   Investments                                 (39,517)          (61,393)         (130,957)       (2,808,422)          (77,386)
Net change in unrealized appreciation
   (depreciation) on investments                (4,954)           (6,006)           (4,642)           20,750          (208,630)
                                            -----------       -----------       -----------       -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)        (44,150)          (66,694)         (135,578)       (2,787,672)         (286,016)
                                            -----------       -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $ (46,049)        $ (70,191)       $ (140,762)       $(2,893,353)      $ (317,450)
                                            ===========       ===========       ===========       ===========       ===========


                                             Janus/JNL         Janus/JNL        Janus/JNL       JPMorgan/JNL     Lazard/JNL
                                            Aggressive       Global Equities Growth & Income   International      Mid Cap
                                          Growth Portfolio      Portfolio       Portfolio     Value Portfolio  Value Portfolio
                                           ---------------    -------------    -----------      -----------      -----------
INVESTMENT INCOME
   Dividends                                        $ -         $ 52,814            $ 159         $ 17,717         $ 15,236
                                           -------------      -----------      -----------      -----------      -----------

EXPENSES
   Insurance charges                            195,875          177,804           89,205           20,073           84,201
                                           -------------      -----------      -----------      -----------      -----------
TOTAL EXPENSES                                  195,875          177,804           89,205           20,073           84,201
                                           -------------      -----------      -----------      -----------      -----------
                                           -------------      -----------      -----------      -----------      -----------
NET INVESTMENT LOSS                            (195,875)        (124,990)         (89,046)          (2,356)         (68,965)
                                           -------------      -----------      -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies            -                -                -                -           10,369
   Investments                               (3,654,675)      (1,034,059)      (2,094,615)         239,168         (593,151)
Net change in unrealized appreciation
   (depreciation) on investments               (385,844)        (102,694)         604,521          (24,347)        (310,781)
                                           -------------      -----------      -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)      (4,040,519)      (1,136,753)      (1,490,094)         214,821         (893,563)
                                           -------------      -----------      -----------      -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $(4,236,394)      $(1,261,743)     $(1,579,140)      $ 212,465       $ (962,528)
                                           =============      ===========      ===========      ===========      ===========

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                               Lazard/JNL       Oppenheimer/JNL                     PIMCO/JNL       PPM America/
                                               Small Cap         Global Growth   Oppenheimer/JNL   Total Return      JNL Money
                                              Value Portfolio     Portfolio      Growth Portfolio Bond Portfolio   Market Portfolio
                                              -------------      -----------      -------------    -----------      -----------
INVESTMENT INCOME
   Dividends                                          $ 20              $ -              $ -          $ 3,104        $ 326,314
                                              -------------      -----------      -----------      -----------      -----------

EXPENSES
   Insurance charges                                74,457           24,674            5,701          232,237          457,154
                                              -------------      -----------      -----------      -----------      -----------
TOTAL EXPENSES                                      74,457           24,674            5,701          232,237          457,154
                                              -------------      -----------      -----------      -----------      -----------
                                              -------------      -----------      -----------      -----------      -----------
NET INVESTMENT LOSS                                (74,437)         (24,674)          (5,701)        (229,133)        (130,840)
                                              -------------      -----------      -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies          16,358                -                -            1,399                -
   Investments                                    (546,079)         168,049         (117,886)         386,067          (14,336)
Net change in unrealized appreciation
   (depreciation) on investments                  (510,294)         (18,634)         (13,555)         940,759           14,336
                                              -------------      -----------      -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)         (1,040,015)         149,415         (131,441)       1,328,225                -
                                              -------------      -----------      -----------      -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             $(1,114,452)       $ 124,741       $ (137,142)      $ 1,099,092      $ (130,840)
                                              =============      ===========      ===========      ===========      ===========


                                                                 Putnam/JNL        Putnam/JNL       Putnam/JNL        S&P/JNL
                                               Putnam/JNL       International       Midcap         Value Equity     Aggressive
                                             Equity Portfolio  Equity Portfolio  Growth Portfolio   Portfolio    Growth Portfolio II
                                              -------------      -----------      -------------    -----------      ------------
INVESTMENT INCOME
   Dividends                                           $ -         $ 25,686              $ -         $ 78,400          $ 59,423
                                              -------------      -----------      -----------      -----------      ------------

EXPENSES
   Insurance charges                               118,903           85,641           20,247          124,737            71,143
                                              -------------      -----------      -----------      -----------      ------------
TOTAL EXPENSES                                     118,903           85,641           20,247          124,737            71,143
                                              -------------      -----------      -----------      -----------      ------------
                                              -------------      -----------      -----------      -----------      ------------
NET INVESTMENT LOSS                               (118,903)         (59,955)         (20,247)         (46,337)          (11,720)
                                              -------------      -----------      -----------      -----------      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               -                -                -                -                 -
   Investments                                  (2,071,419)       2,657,935         (491,934)      (1,513,035)         (645,919)
Net change in unrealized appreciation
   (depreciation) on investments                  (207,147)         (87,317)         (52,534)        (679,027)         (604,813)
                                              -------------      -----------      -----------      -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)         (2,278,566)       2,570,618         (544,468)      (2,192,062)       (1,250,732)
                                              -------------      -----------      -----------      -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             $(2,397,469)      $ 2,510,663      $ (564,715)      $(2,238,399)     $ (1,262,452)
                                              =============      ===========      ===========      ===========      ============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                               S&P/JNL          S&P/JNL Equity      S&P/JNL         S&P/JNL           S&P/JNL
                                              Conservative        Aggressive       Equity Growth Moderate Growth   Very Aggressive
                                           Growth Portfolio II Growth Portfolio II Portfolio II    Portfolio II  Growth Portfolio II
                                             ---------------     -------------     ------------   -------------     --------------
INVESTMENT INCOME
   Dividends                                    $ 258,946           $ 2,352          $ 12,849       $ 258,140           $ 1,793
                                             -------------       -----------       -----------     -----------       -----------

EXPENSES
   Insurance charges                              179,623            31,805           105,326         264,509            36,381
                                             -------------       -----------       -----------     -----------       -----------
TOTAL EXPENSES                                    179,623            31,805           105,326         264,509            36,381
                                             -------------       -----------       -----------     -----------       -----------
                                             -------------       -----------       -----------     -----------       -----------
NET INVESTMENT LOSS                                79,323           (29,453)          (92,477)         (6,369)          (34,588)
                                             -------------       -----------       -----------     -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies              -            76,477           192,945               -                 -
   Investments                                   (556,397)         (518,412)       (1,400,756)     (1,067,431)         (436,592)
Net change in unrealized appreciation
   (depreciation) on investments               (1,465,272)         (234,107)       (1,095,209)     (2,215,722)         (310,935)
                                             -------------       -----------       -----------     -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)        (2,021,669)         (676,042)       (2,303,020)     (3,283,153)         (747,527)
                                             -------------       -----------       -----------     -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                            $(1,942,346)       $ (705,495)       $(2,395,497)    $(3,289,522)      $ (782,115)
                                             =============       ===========       ===========     ===========       ===========

                                             Salomon          Salomon           Salomon
                                            Brothers/        Brothers/         Brothers/     T. Rowe Price/
                                           JNL Balanced      JNL Global      JNL High Yield   JNL Mid-Cap
                                            Portfolio       Bond Portfolio   Bond Portfolio Growth Portfolio
                                           -------------     -----------     -----------     -----------
INVESTMENT INCOME
   Dividends                                        $ -       $ 131,802       $ 712,997             $ -
                                           -------------     -----------     -----------     -----------

EXPENSES
   Insurance charges                             84,497          33,138          74,810         135,248
                                           -------------     -----------     -----------     -----------
TOTAL EXPENSES                                   84,497          33,138          74,810         135,248
                                           -------------     -----------     -----------     -----------
                                           -------------     -----------     -----------     -----------
NET INVESTMENT LOSS                             (84,497)         98,664         638,187        (135,248)
                                           -------------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies            -               -               -               -
   Investments                                  (99,038)         32,490        (189,575)     (1,409,947)
Net change in unrealized appreciation
   (depreciation) on investments               (330,457)         17,767        (251,085)       (345,709)
                                           -------------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)        (429,495)         50,257        (440,660)     (1,755,656)
                                           -------------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $ (513,992)      $ 148,921       $ 197,527      $(1,890,904)
                                           =============     ===========     ===========     ===========

See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
Statements of Changes in Net Assets
For the Year Ended December 31, 2002


                                                  AIM/             AIM/JNL            AIM/             Alliance      First Trust/JNL
                                              JNL Large Cap     Premier Equity     JNL Small Cap      Capital/JNL     The Dow Target
                                              Growth Portfolio   II Portfolio    Growth Portfolio  Growth Portfolio    10 Portfolio
                                              --------------    --------------    --------------    ---------------   --------------
OPERATIONS
   Net investment loss                             $ (1,899)         $ (3,497)         $ (5,184)        $ (105,681)       $ (31,434)
   Net realized gain (loss) on investments          (39,196)          (60,688)         (130,936)        (2,808,422)         (77,386)
   Net change in unrealized appreciation
      (depreciation) on investments                  (4,954)           (6,006)           (4,642)            20,750         (208,630)
                                              --------------    --------------    --------------    ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  (46,049)          (70,191)         (140,762)        (2,893,353)        (317,450)
                                              --------------    --------------    --------------    ---------------   --------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                   71,532            85,580           111,947            269,666          474,033
   Value of units redeemed                           (8,787)          (22,809)          (32,934)        (1,115,448)        (279,550)
   Transfers between portfolios                      66,221           186,185           273,437         (1,321,629)         698,287
   Policyholder charges                                 (75)             (186)             (876)            (4,397)            (875)
                                              --------------    --------------    --------------    ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            128,891           248,770           351,574         (2,171,808)         891,895
                                              --------------    --------------    --------------    ---------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                82,842           178,579           210,812         (5,065,161)         574,445

NET ASSETS BEGINNING OF PERIOD                       79,734             5,041            15,743          9,459,898        1,794,553
                                              --------------    --------------    --------------    ---------------   --------------

NET ASSETS END OF PERIOD                          $ 162,576         $ 183,620         $ 226,555        $ 4,394,737      $ 2,368,998
                                              ==============    ==============    ==============    ===============   ==============


                                                 Janus/JNL         Janus/JNL       Janus/JNL      JPMorgan/JNL     Lazard/JNL
                                                Aggressive       Global Equitie  Growth & Income  International      Mid Cap
                                              Growth Portfolio     Portfolio        Portfolio    Value Portfolio Value Portfolio
                                              ----------------  ---------------- ---------------  -------------- ----------------
OPERATIONS
   Net investment loss                             $ (195,875)       $ (124,990)      $ (89,046)       $ (2,356)       $ (68,965)
   Net realized gain (loss) on investments         (3,654,675)       (1,034,059)     (2,094,615)        239,168         (582,782)
   Net change in unrealized appreciation
      (depreciation) on investments                  (385,844)         (102,694)        604,521         (24,347)        (310,781)
                                              ----------------  ---------------- ---------------  -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (4,236,394)       (1,261,743)     (1,579,140)        212,465         (962,528)
                                              ----------------  ---------------- ---------------  -------------- ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                    379,223            80,232         352,496          73,718          434,735
   Value of units redeemed                         (2,228,778)         (991,043)       (720,939)       (526,551)      (1,028,339)
   Transfers between portfolios                      (854,676)       (6,971,914)       (833,234)         (6,871)         806,329
   Policyholder charges                               (11,902)           (8,879)         (2,708)         (3,085)          (3,134)
                                              ----------------  ---------------- ---------------  -------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           (2,716,133)       (7,891,604)     (1,204,385)       (462,789)         209,591
                                              ----------------  ---------------- ---------------  -------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS              (6,952,527)       (9,153,347)     (2,783,525)       (250,324)        (752,937)

NET ASSETS BEGINNING OF PERIOD                     14,738,991        14,616,824       7,375,184       1,027,172        5,576,298
                                              ----------------  ---------------- ---------------  -------------- ----------------

NET ASSETS END OF PERIOD                          $ 7,786,464       $ 5,463,477     $ 4,591,659       $ 776,848      $ 4,823,361
                                              ================  ================ ===============  ============== ================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
Statements of Changes in Net Assets
For the Year Ended December 31, 2002


                                              Lazard/JNL      Oppenheimer/JNL                       PIMCO/JNL        PPM America/
                                               Small Cap       Global Growth    Oppenheimer/JNL    Total Return       JNL Money
                                            Value Portfolio      Portfolio     Growth Portfolio   Bond Portfolio   Market Portfolio
                                           ------------------ ---------------- ------------------ ---------------  -----------------
OPERATIONS
   Net investment loss                             $ (74,437)       $ (24,674)          $ (5,701)     $ (229,133)        $ (130,840)
   Net realized gain (loss) on investments          (529,721)         168,049           (117,886)        387,466            (14,336)
   Net change in unrealized appreciation
      (depreciation) on investments                 (510,294)         (18,634)           (13,555)        940,759             14,336
                                           ------------------ ---------------- ------------------ ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                (1,114,452)         124,741           (137,142)      1,099,092           (130,840)
                                           ------------------ ---------------- ------------------ ---------------  -----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                 1,293,809          215,460             65,772       2,256,683         30,046,308
   Value of units redeemed                          (808,311)      (1,156,695)          (106,074)     (2,545,259)       (36,822,190)
   Transfers between portfolios                      230,265          599,596            232,422       4,078,003         (3,379,049)
   Policyholder charges                               (3,347)          (3,316)              (225)         (6,037)           (19,964)
                                           ------------------ ---------------- ------------------ ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             712,416         (344,955)           191,895       3,783,390        (10,174,895)
                                           ------------------ ---------------- ------------------ ---------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS               (402,036)        (220,214)            54,753       4,882,482        (10,305,735)

NET ASSETS BEGINNING OF PERIOD                     4,527,707        1,054,398            261,977      13,014,693         39,127,518
                                           ------------------ ---------------- ------------------ ---------------  -----------------

NET ASSETS END OF PERIOD                         $ 4,125,671        $ 834,184          $ 316,730    $ 17,897,175       $ 28,821,783
                                           ================== ================ ================== ===============  =================


                                                                Putnam/JNL        Putnam/JNL       Putnam/JNL         S&P/JNL
                                              Putnam/JNL       International        Midcap        Value Equity      Aggressive
                                           Equity Portfolio   Equity Portfolio Growth Portfolio    Portfolio     Growth Portfolio II
                                           ------------------ ---------------- ----------------- ---------------  ----------------
OPERATIONS
   Net investment loss                            $ (118,903)       $ (59,955)        $ (20,247)      $ (46,337)        $ (11,720)
   Net realized gain (loss) on investments        (2,071,419)       2,657,935          (491,934)     (1,513,035)         (645,919)
   Net change in unrealized appreciation
      (depreciation) on investments                 (207,147)         (87,317)          (52,534)       (679,027)         (604,813)
                                           ------------------ ---------------- ----------------- ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                (2,397,469)       2,510,663          (564,715)     (2,238,399)       (1,262,452)
                                           ------------------ ---------------- ----------------- ---------------  ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                   227,043          258,527           219,277         565,571           502,091
   Value of units redeemed                        (2,147,986)      (1,051,035)         (189,415)     (1,116,598)         (712,898)
   Transfers between portfolios                     (116,968)      (3,799,952)         (450,377)       (842,396)         (558,576)
   Policyholder charges                               (7,518)         (10,593)           (1,147)         (4,911)           (2,605)
                                           ------------------ ---------------- ----------------- ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          (2,045,429)      (4,603,053)         (421,662)     (1,398,334)         (771,988)
                                           ------------------ ---------------- ----------------- ---------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS             (4,442,898)      (2,092,390)         (986,377)     (3,636,733)       (2,034,440)

NET ASSETS BEGINNING OF PERIOD                     9,391,527        4,518,498         1,750,434      10,065,200         5,976,111
                                           ------------------ ---------------- ----------------- ---------------  ----------------

NET ASSETS END OF PERIOD                         $ 4,948,629      $ 2,426,108         $ 764,057     $ 6,428,467       $ 3,941,671
                                           ================== ================ ================= ===============  ================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
Statements of Changes in Net Assets
For the Year Ended December 31, 2002

                                               S&P/JNL        S&P/JNL Equity       S&P/JNL           S&P/JNL         S&P/JNL Very
                                            Conservative        Aggressive       Equity Growth    Moderate Growth  Aggressive Growth
                                         Growth Portfolio II Growth Portfolio II  Portfolio II    Portfolio II       Portfolio II
                                          ------------------  ----------------  ----------------- ---------------  ----------------
OPERATIONS
   Net investment loss                             $ 79,323         $ (29,453)         $ (92,477)       $ (6,369)        $ (34,588)
   Net realized gain (loss) on investments         (556,397)         (441,935)        (1,207,811)     (1,067,431)         (436,592)
   Net change in unrealized appreciation
      (depreciation) on investments              (1,465,272)         (234,107)        (1,095,209)     (2,215,722)         (310,935)
                                          ------------------  ----------------  ----------------- ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               (1,942,346)         (705,495)        (2,395,497)     (3,289,522)         (782,115)
                                          ------------------  ----------------  ----------------- ---------------  ----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                2,320,897           114,951            686,657       3,682,637           146,753
   Value of units redeemed                       (1,664,735)         (417,000)        (1,187,726)     (1,244,371)         (266,313)
   Transfers between portfolios                     924,444          (308,793)        (1,101,673)       (487,953)         (360,525)
   Policyholder charges                              (4,688)           (1,233)            (3,837)         (8,354)           (1,488)
                                          ------------------  ----------------  ----------------- ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          1,575,918          (612,075)        (1,606,579)      1,941,959          (481,573)
                                          ------------------  ----------------  ----------------- ---------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS              (366,428)       (1,317,570)        (4,002,076)     (1,347,563)       (1,263,688)

NET ASSETS BEGINNING OF PERIOD                   12,211,765         2,826,953          9,398,199      17,825,891         3,160,573
                                          ------------------  ----------------  ----------------- ---------------  ----------------

NET ASSETS END OF PERIOD                       $ 11,845,337       $ 1,509,383        $ 5,396,123    $ 16,478,328       $ 1,896,885
                                          ==================  ================  ================= ===============  ================


                                               Salomon           Salomon            Salomon
                                              Brothers/         Brothers/          Brothers/       T. Rowe Price/
                                            JNL Balanced       JNL Global       JNL High Yield       JNL Mid-Cap
                                              Portfolio      Bond Portfolio     Bond Portfolio    Growth Portfolio
                                          ------------------ ----------------  ------------------ ------------------
OPERATIONS
   Net investment loss                            $ (84,497)        $ 98,664           $ 638,187         $ (135,248)
   Net realized gain (loss) on investments          (99,038)          32,490            (189,575)        (1,409,947)
   Net change in unrealized appreciation
      (depreciation) on investments                (330,457)          17,767            (251,085)          (345,709)
                                          ------------------ ----------------  ------------------ ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (513,992)         148,921             197,527         (1,890,904)
                                          ------------------ ----------------  ------------------ ------------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                1,011,462          292,566           1,783,880            154,295
   Value of units redeemed                         (660,986)        (795,207)           (603,380)        (1,531,881)
   Transfers between portfolios                    (593,396)         564,931             164,587           (331,222)
   Policyholder charges                              (2,359)            (949)             (1,880)            (8,211)
                                          ------------------ ----------------  ------------------ ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           (245,279)          61,341           1,343,207         (1,717,019)
                                          ------------------ ----------------  ------------------ ------------------

NET INCREASE (DECREASE) IN NET ASSETS              (759,271)         210,262           1,540,734         (3,607,923)

NET ASSETS BEGINNING OF PERIOD                    5,494,032        2,089,010           4,926,231          8,906,702
                                          ------------------ ----------------  ------------------ ------------------

NET ASSETS END OF PERIOD                        $ 4,734,761      $ 2,299,272         $ 6,466,965        $ 5,298,779
                                          ================== ================  ================== ==================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001


                                               AIM/JNL          AIM/JNL       AIM/JNL Small       Alliance       JNL/First Trust
                                          Large Cap Growth  Premier Equity II  Cap Growth       Capital/JNL      The Dow Target
                                            Portfolio (a)     Portfolio (a)   Portfolio (a)    Growth Portfolio   10 Portfolio
                                          ----------------- --------------- ---------------- ------------------ -----------------
OPERATIONS
   Net investment loss                               $ (54)          $ (11)           $ (55)        $ (155,980)        $ (23,679)
   Net realized gain (loss) on investments              10              10            2,148         (3,341,472)           28,528
   Net change in unrealized appreciation
      (depreciation) on investments                     24             306               83          1,404,528           (78,090)
                                          ----------------- --------------- ---------------- ------------------ -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                     (20)            305            2,176         (2,092,924)          (73,241)
                                          ----------------- --------------- ---------------- ------------------ -----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                       -               -                -          1,297,628           463,577
   Value of units redeemed                               -            (300)               -         (2,083,163)         (164,214)
   Transfers between portfolios                     79,755           5,040           13,778           (219,167)          155,728
   Policyholder charges                                 (1)             (4)            (211)            (4,320)             (581)
                                          ----------------- --------------- ---------------- ------------------ -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            79,754           4,736           13,567         (1,009,022)          454,510
                                          ----------------- --------------- ---------------- ------------------ -----------------

NET INCREASE (DECREASE) IN NET ASSETS               79,734           5,041           15,743         (3,101,946)          381,269

NET ASSETS BEGINNING OF PERIOD                           -               -                -         12,561,844         1,413,284
                                          ----------------- --------------- ---------------- ------------------ -----------------

NET ASSETS END OF PERIOD                          $ 79,734         $ 5,041         $ 15,743        $ 9,459,898       $ 1,794,553
------------------------------------------================= =============== ================ ================== =================


(a)  Inception date October 29, 2001.



                                              Janus/JNL         Janus/JNL         Janus/JNL      JPMorgan/JNL       Lazard/JNL
                                             Aggressive          Global        Growth & Income   International       Mid Cap
                                          Growth Portfolio   Equities Portfolio   Portfolio      Value Portfolio  Value Portfolio
                                          ------------------ ----------------  ----------------  ---------------  ---------------
OPERATIONS
   Net investment loss                           $ (377,503)        $ (3,988)        $ (60,874)       $ (11,581)       $ (46,075)
   Net realized gain (loss) on investments       (9,286,921)        (914,362)         (499,923)        (183,327)         749,809
   Net change in unrealized appreciation
      (depreciation) on investments               1,854,201       (1,161,653)         (799,515)           5,758         (229,405)
                                          ------------------ ----------------  ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               (7,810,223)      (2,080,003)       (1,360,312)        (189,150)         474,329
                                          ------------------ ----------------  ----------------  ---------------  ---------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                6,530,694          167,404         1,595,390          221,773          664,728
   Value of units redeemed                       (4,173,935)      (3,675,598)         (808,504)        (198,797)        (717,592)
   Transfers between portfolios                  (6,304,582)         808,835          (215,300)        (321,715)       1,049,370
   Policyholder charges                             (17,818)         (13,285)           (2,487)          (1,572)          (1,580)
                                          ------------------ ----------------  ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         (3,965,641)      (2,712,644)          569,099         (300,311)         994,926
                                          ------------------ ----------------  ----------------  ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS           (11,775,864)      (4,792,647)         (791,213)        (489,461)       1,469,255

NET ASSETS BEGINNING OF PERIOD                   26,514,855       19,409,471         8,166,397        1,516,633        4,107,043
                                          ------------------ ----------------  ----------------  ---------------  ---------------

NET ASSETS END OF PERIOD                       $ 14,738,991     $ 14,616,824       $ 7,375,184      $ 1,027,172      $ 5,576,298
------------------------------------------================== ================  ================  ===============  ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001



                                            Lazard/JNL      Oppenheimer/JNL                      PIMCO/JNL     PPM America/
                                             Small Cap       Global Growth    Oppenheimer/JNL  Total Return     JNL Money
                                          Value Portfolio    Portfolio (a)    Growth Portfolio Bond Portfolio Market Portfolio
                                          ----------------  ----------------  ---------------- -------------- ---------------
OPERATIONS
   Net investment loss                          $ (48,601)        $ (13,029)           $ (798)     $ 158,571       $ 552,130
   Net realized gain (loss) on investments        552,143           234,820            (1,512)     1,136,689         213,723
   Net change in unrealized appreciation
      (depreciation) on investments                41,059            12,531             6,718       (550,110)       (213,723)
                                          ----------------  ----------------  ---------------- -------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                544,601           234,322             4,408        745,150         552,130
                                          ----------------  ----------------  ---------------- -------------- ---------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                631,396           150,229            70,849      3,764,538      26,100,816
   Value of units redeemed                       (798,743)          (54,705)          (21,203)    (2,316,747)    (21,657,129)
   Transfers between portfolios                   800,841           726,070           207,951      3,139,777      (8,476,902)
   Policyholder charges                            (1,428)           (1,518)              (28)        (2,640)        (14,577)
                                          ----------------  ----------------  ---------------- -------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          632,066           820,076           257,569      4,584,928      (4,047,792)
                                          ----------------  ----------------  ---------------- -------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS           1,176,667         1,054,398           261,977      5,330,078      (3,495,662)

NET ASSETS BEGINNING OF PERIOD                  3,351,040                 -                 -      7,684,615      42,623,180
                                          ----------------  ----------------  ---------------- -------------- ---------------

NET ASSETS END OF PERIOD                      $ 4,527,707       $ 1,054,398         $ 261,977   $ 13,014,693    $ 39,127,518
------------------------------------------================  ================  ================ ============== ===============

(a)  Inception date May 1, 2001.



                                                              Putnam/JNL      Putnam/JNL      Putnam/JNL       S&P/JNL
                                             Putnam/JNL     International       Midcap       Value Equity     Aggressive
                                          Equity Portfolio  Equity Portfolio Growth Portfolio Portfolio     Growth Portfolio II
                                          ----------------- ---------------  --------------  -------------  ---------------
OPERATIONS
   Net investment loss                          $ (184,147)      $ (37,592)      $ (29,670)     $ (60,857)        $ 62,822
   Net realized gain (loss) on investments      (5,193,014)        837,787        (493,218)       (41,080)         173,724
   Net change in unrealized appreciation
      (depreciation) on investments              1,410,354        (333,719)         45,519       (834,610)      (1,156,195)
                                          ----------------- ---------------  --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              (3,966,807)        466,476        (477,369)      (936,547)        (919,649)
                                          ----------------- ---------------  --------------  -------------  ---------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units               1,163,777       2,632,630         735,496      1,689,930        1,832,471
   Value of units redeemed                      (1,623,450)       (740,773)       (233,338)    (1,297,837)        (482,876)
   Transfers between portfolios                 (1,280,768)     (1,861,250)       (162,518)       746,295         (709,977)
   Policyholder charges                             (6,241)         (5,587)           (710)        (4,092)          (2,021)
                                          ----------------- ---------------  --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                        (1,746,682)         25,020         338,930      1,134,296          637,597
                                          ----------------- ---------------  --------------  -------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS           (5,713,489)        491,496        (138,439)       197,749         (282,052)

NET ASSETS BEGINNING OF PERIOD                  15,105,016       4,027,002       1,888,873      9,867,451        6,258,163
                                          ----------------- ---------------  --------------  -------------  ---------------

NET ASSETS END OF PERIOD                       $ 9,391,527     $ 4,518,498     $ 1,750,434   $ 10,065,200      $ 5,976,111
------------------------------------------================= ===============  ==============  =============  ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001

                                                                  S&P/JNL
                                              S&P/JNL         Equity Aggressive      S&P/JNL         S&P/JNL          S&P/JNL
                                            Conservative          Growth          Equity Growth  Moderate Growth   Very Aggressive
                                          Growth Portfolio II Growth Portfolio II Portfolio II     Portfolio II  Growth Portfolio II
                                          -----------------   ----------------  - -------------  --------------- -----------------
OPERATIONS
   Net investment loss                            $ 46,073           $ 28,779         $ 73,111        $ 231,204          $ 49,391
   Net realized gain (loss) on investments        (344,636)            22,174          (98,858)         135,369            69,885
   Net change in unrealized appreciation
      (depreciation) on investments               (576,539)          (568,937)      (1,793,919)      (2,537,069)         (730,965)
                                          -----------------   ----------------  - -------------  --------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                (875,102)          (517,984)      (1,819,666)      (2,170,496)         (611,689)
                                          -----------------   ----------------  - -------------  --------------- -----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units               3,869,773            320,943        2,571,267        5,270,349           395,456
   Value of units redeemed                      (1,544,162)          (218,931)      (1,351,120)      (3,072,899)         (624,622)
   Transfers between portfolios                  1,037,199           (229,766)      (1,241,945)         (72,111)         (393,641)
   Policyholder charges                             (3,449)            (1,224)          (3,641)          (6,199)           (1,183)
                                          -----------------   ----------------  - -------------  --------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         3,359,361           (128,978)         (25,439)       2,119,140          (623,990)
                                          -----------------   ----------------  - -------------  --------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS            2,484,259           (646,962)      (1,845,105)         (51,356)       (1,235,679)

NET ASSETS BEGINNING OF PERIOD                   9,727,506          3,473,915       11,243,304       17,877,247         4,396,252
                                          -----------------   ----------------  - -------------  --------------- -----------------

NET ASSETS END OF PERIOD                      $ 12,211,765        $ 2,826,953      $ 9,398,199     $ 17,825,891       $ 3,160,573
------------------------------------------=================   ================  = =============  =============== =================



                                               Salomon            Salomon          Salomon
                                              Brothers/          Brothers/        Brothers/      T. Rowe Price/
                                             JNL Balanced       JNL Global     JNL High Yield     JNL Mid-Cap
                                              Portfolio        Bond Portfolio  Bond Portfolio   Growth Portfolio
                                          -------------------  --------------  ---------------- -----------------
OPERATIONS
   Net investment loss                              $ 21,926        $ 89,680         $ 322,158        $ (170,188)
   Net realized gain (loss) on investments            85,426         139,707            (7,308)          622,713
   Net change in unrealized appreciation
      (depreciation) on investments                 (213,783)       (118,057)         (166,755)          102,985
                                          -------------------  --------------  ---------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  (106,431)        111,330           148,095           555,510
                                          -------------------  --------------  ---------------- -----------------

CONTRACT TRANSACTIONS (NOTE 5)
   Proceeds from the sale of units                 1,689,894         481,155         1,155,971         4,887,686
   Value of units redeemed                          (789,981)       (776,900)       (1,119,532)       (2,499,368)
   Transfers between portfolios                      197,207         (88,168)          (40,097)       (4,502,658)
   Policyholder charges                               (1,902)           (685)           (1,673)           (5,544)
                                          -------------------  --------------  ---------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           1,095,218        (384,598)           (5,331)       (2,119,884)
                                          -------------------  --------------  ---------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS                988,787        (273,268)          142,764        (1,564,374)

NET ASSETS BEGINNING OF PERIOD                     4,505,245       2,362,278         4,783,467        10,471,076
                                          -------------------  --------------  ---------------- -----------------

NET ASSETS END OF PERIOD                         $ 5,494,032     $ 2,089,010       $ 4,926,231       $ 8,906,702
------------------------------------------===================  ==============  ================ =================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company ("Jackson National") established Jackson National Separate Account III (the "Separate Account") on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains twenty-nine (29) Portfolios, each of which invests in the following series of mutual funds:


------------------------------------------------------------------------------------------------------------------------------------
JNL SERIES TRUST                                                                       JNL VARIABLE FUND III LLC
AIM/JNL Large Cap Growth Fund              Putnam/JNL Equity Fund                      First Trust/JNL The Dow Target 10 Series
AIM/JNL Premier Equity II Fund             Putnam/JNL Midcap Growth Fund
AIM/JNL Small Cap Growth Fund              Putnam/JNL International Equity Fund
Alliance Capital/JNL Growth Fund           Putnam/JNL Value Equity Fund
Janus/JNL Aggressive Growth Fund           S&P/JNL Aggressive Growth Fund II
Janus/JNL Global Equities Fund             S&P/JNL Conservative Growth Fund II
Janus/JNL Growth & Income Fund             S&P/JNL Equity Aggressive Fund II
JPMorgan/JNL International Value Fund      S&P/JNL Equity Growth Fund II
Lazard/JNL Mid Cap Value Fund              S&P/JNL Moderate Growth Fund II
Lazard/JNL Small Cap Value Fund            S&P/JNL Very Aggressive Growth Fund II
Oppenheimer/JNL Global Growth Fund         Salomon Brothers/JNL Balanced Fund
Oppenheimer/JNL Growth Fund                Salomon Brothers/JNL Global Bond Fund
PIMCO/JNL Total Return Bond Fund           Salomon Brothers/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund          T. Rowe Price/JNL Mid-Cap Growth Fund

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson National, serves as investment adviser for all the funds and receives a fee for its services from each of the funds.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds ("Funds") are stated at the net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

NOTE 3 - POLICY CHARGES

Charges are deducted from the Separate Account to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

CONTRACT MAINTENANCE CHARGE

     An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson National for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date. The charge is deducted by redeeming units. For the period ended December 31, 2002, contract maintenance charges were assessed in the amount of $78,599.

TRANSFER FEE CHARGE

     A transfer fee of $25 will apply to transfers made by contract holders between the portfolios in excess of 15 transfers in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the period ended December 31, 2002, transfer fee charges were assessed in the amount of $50,180.

INSURANCE CHARGES

     Jackson National deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson National for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

     Jackson National deducts a daily charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson National is that the insured may receive benefits greater than those anticipated by Jackson National. The expense risk assumed by Jackson National is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

PREMIUM TAXES

     Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the period ended December 31, 2002, purchases and proceeds from sales of investments are as follows:

                                JNL SERIES TRUST
-------------------------------------------------------------------------------

                                                           Proceeds
                                         Purchases        from Sales
AIM/JNL Large Cap Growth               $  2,292,848     $  2,165,535
AIM/JNL Premier Equity II                 9,031,823        8,785,845
AIM/JNL Small Cap Growth                 16,025,167       15,678,756
Alliance Capital/JNL Growth              71,997,433       74,274,922
Janus/JNL Aggressive Growth             356,407,125      359,319,133
Janus/JNL Global Equities               459,586,396      467,602,990
Janus/JNL Growth & Income                10,995,535       12,288,966
JPMorgan/JNL International Value         59,420,665       59,885,810
Lazard/JNL Mid Cap Value                 24,910,665       24,759,670
Lazard/JNL Small Cap Value               35,533,961       34,879,624
Oppenheimer/JNL Global Growth           141,414,694      141,784,323
Oppenheimer/JNL Growth                    5,857,340        5,671,146
PIMCO/JNL Total Return Bond              20,207,993       16,652,337
PPM America/JNL Money Market          1,137,731,066    1,148,036,801

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                               Proceeds
                                             Purchases        from Sales
Putnam/JNL Equity                         $ 158,425,256    $ 160,589,588
Putnam/JNL International Equity             358,064,457      362,727,465
Putnam/JNL Midcap Growth                     40,703,449       41,145,358
Putnam/JNLValue Equity                        8,164,122        9,608,793
S&P/JNL Aggressive Growth II                    920,859        1,704,567
S&P/JNL Conservative Growth II                5,704,540        4,049,299
S&P/JNL Equity Aggressive II                    310,383          875,434
S&P/JNL Equity Growth II                      1,311,417        2,817,528
S&P/JNL Moderate Growth II                    6,448,927        4,513,337
S&P/JNL Very Aggressive Growth II               304,247          820,408
Salomon Brothers/JNL Balanced                 2,536,677        2,866,453
Salomon Brothers/JNL Global Bond              2,562,295        2,402,290
Salomon Brothers/JNL High Yield Bond          5,152,062        3,170,668
T. Rowe Price/JNL Mid-Cap Growth            313,343,684      315,195,951

-------------------------------------------------------------------------------

JNL VARIABLE FUND III LLC
                                                               Proceeds
                                             Purchases        from Sales
First Trust/JNL The Dow Target 10           $ 2,044,887      $ 1,184,426

-------------------------------------------------------------------------------

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY
  The following is a reconciliation of unit activity for the periods ended December 31, 2002 and 2001:



                                              AIM/            AIM/JNL          AIM/JNL              Alliance     First Trust/JNL
                                         JNL Large Cap     Premier Equity II  Small Cap            Capital/JNL    The Dow Target
                                       Growth Portfolio(a)  Portfolio (a)   Growth Portfolio(a) Growth Portfolio 10 Portfolio
                                        -----------------  ---------------  ---------------      --------------- ---------------


Units Outstanding at December 31, 2000                 -                -                -              995,023         154,301

      Units Issued                                 7,696              501           34,228            1,803,143         134,675
      Units Redeemed                                 (39)             (29)         (32,823)          (1,907,726)        (83,478)

Units Outstanding at December 31, 2001             7,657              472            1,405              890,440         205,498

      Units Issued                               285,298        1,023,825        1,790,533            8,289,017         242,071
      Units Redeemed                            (271,692)        (999,984)      (1,763,696)          (8,570,617)       (141,781)

Units Outstanding at December 31, 2002            21,263           24,313           28,242              608,840         305,788
-----------------------------------


(a)  Inception date October 29, 2001.



                                           Janus/JNL         Janus/JNL        Janus/JNL      JPMorgan/JNL     Lazard/JNL
                                           Aggressive          Global       Growth & Income  International      Mid Cap
                                        Growth Portfolio   Equities Portfolio Portfolio      Value Portfolio Value Portfolio
                                       ------------------- ---------------  ---------------  --------------- --------------


Units Outstanding at December 31, 2000          1,363,778       1,429,517        1,015,146          148,551        366,780

      Units Issued                             58,652,885      95,390,116          480,091        3,765,511        294,034
      Units Redeemed                          (58,913,873)    (95,390,916)        (419,093)      (3,785,736)      (214,362)

Units Outstanding at December 31, 2001          1,102,790       1,428,717        1,076,144          128,326        446,452

      Units Issued                             32,576,587      52,226,326        1,822,839        8,550,202      2,220,806
      Units Redeemed                          (32,837,415)    (52,911,228)      (2,030,043)      (8,544,320)    (2,211,000)

Units Outstanding at December 31, 2002            841,962         743,815          868,940          134,208        456,258
-----------------------------------

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY (CONTINUED)
  The following is a reconciliation of unit activity for the periods ended December 31, 2002 and 2001:



                                          Lazard/JNL     Oppenheimer/JNL                      PIMCO/JNL      PPM America/
                                          Small Cap      Global Growth    Oppenheimer/JNL    Total Return     JNL Money
                                       Value Portfolio   Portfolio (a)  Growth Portfolio (a) Bond Portfolio  Market Portfolio
                                       ----------------- ---------------  ----------------  --------------- --------------


Units Outstanding at December 31, 2000          349,115               -                 -          677,074      3,872,725

      Units Issued                              386,660       9,109,578            30,915        1,149,663    147,982,294
      Units Redeemed                           (327,682)     (8,999,211)           (2,501)        (764,891)  (148,365,713)

Units Outstanding at December 31, 2001          408,093         110,367            28,414        1,061,846      3,489,306

      Units Issued                            3,521,846      16,736,568           796,492        1,607,730    101,606,761
      Units Redeemed                         (3,473,938)    (16,732,784)         (778,226)      (1,307,768)  (102,514,429)

Units Outstanding at December 31, 2002          456,001         114,151            46,680        1,361,808      2,581,638
-----------------------------------

(a)  Inception date May 1, 2001.


                                                          Putnam/JNL       Putnam/JNL      Putnam/JNL        S&P/JNL
                                         Putnam/JNL      International   Midcap Growth    Value Equity     Aggressive
                                       Equity Portfolio Equity Portfolio   Portfolio       Portfolio     Growth Portfolio II
                                       ---------------- ---------------- --------------- --------------- ----------------


Units Outstanding at December 31, 2000       1,280,526          368,459         172,864         959,018          554,148

      Units Issued                          11,334,890       34,285,019       5,044,521         668,594          221,655
      Units Redeemed                       (11,537,566)     (34,126,954)     (4,994,696)       (567,503)        (160,076)

Units Outstanding at December 31, 2001       1,077,850          526,524         222,689       1,060,109          615,727

      Units Issued                          21,261,112       47,249,798       6,400,329       1,018,343          101,695
      Units Redeemed                       (21,579,377)     (47,414,935)     (6,483,418)     (1,220,764)        (193,113)

Units Outstanding at December 31, 2002         759,585          361,387         139,600         857,688          524,309
-----------------------------------

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - UNIT ACTIVITY (CONTINUED)
  The following is a reconciliation of unit activity for the periods ended December 31, 2002 and 2001:


                                           S&P/JNL         S&P/JNL Equity                         S&P/JNL
                                         Conservative        Aggressive      S&P/JNL Equity       Moderate
                                      Growth Portfolio II  Growth Portfolio  Growth Portfolio  Growth Portfolio II
                                       -----------------   ----------------  ----------------  ---------------


Units Outstanding at December 31, 2000          970,385            281,652           954,582        1,588,367

      Units Issued                              947,564             49,142           337,353          847,615
      Units Redeemed                           (588,108)           (63,791)         (345,865)        (659,770)

Units Outstanding at December 31, 2001        1,329,841            267,003           946,070        1,776,212

      Units Issued                              643,455             26,044           134,280          676,064
      Units Redeemed                           (472,670)           (99,594)         (334,371)        (479,455)

Units Outstanding at December 31, 2002        1,500,626            193,453           745,979        1,972,821
-----------------------------------


                                                            Salomon         Salomon         Salomon
                                          S&P/JNL          Brothers/       Brothers/       Brothers/     T. Rowe Price/
                                      Very Aggressive    JNL Balanced      JNL Global    JNL High Yield   JNL Mid-Cap
                                      Growth Portfolio II  Portfolio     Bond Portfolio  Bond Portfolio  Growth Portfolio
                                      -----------------  --------------  --------------- --------------  --------------


Units Outstanding at December 31, 2000         341,631         422,854          225,791        530,062         787,379

      Units Issued                              45,066         277,544          243,262        363,389      23,789,032
      Units Redeemed                          (103,447)       (174,182)        (279,285)      (367,342)    (23,886,192)

Units Outstanding at December 31, 2001         283,250         526,216          189,768        526,109         690,219

      Units Issued                              32,171         254,541          217,600        470,204      27,492,466
      Units Redeemed                           (84,330)       (284,257)        (211,732)      (333,372)    (27,648,755)

Units Outstanding at December 31, 2002         231,091         496,500          195,636        662,941         533,930
-----------------------------------

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS

     The  following  is a summary for each of the five years in the period ended
     December 31, 2002 of unit values, total returns and expense ratios for variable annuity contracts in addition to certain other portfolio data.

                                       AIM/             AIM/JNL            AIM/           Alliance
                                   JNL Large Cap    Premier Equity II  JNL Small Cap     Capital/JNL
                                Growth Portfolio (b) Portfolio (b)   Growth Portfolio Growth Portfolio
--------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                          $ 7.645976        $ 7.552795       $ 8.022530       $ 7.218330
   Net Assets (in thousands)                $ 163             $ 184            $ 227          $ 4,395
   Units Outstanding (in thousands)            21                24               28              609
   Total Return *                         -26.58%           -29.30%          -28.40%          -32.06%
   Investment Income Ratio **               0.00%             0.00%            0.00%            0.00%
   Ratio of Expenses ***                    1.50%             1.50%            1.50%            1.50%

Period ended December 31, 2001

   Unit Value                         $ 10.413719       $ 10.682786      $ 11.205131      $ 10.623849
   Net Assets (in thousands)                 $ 80               $ 5             $ 16          $ 9,460
   Units Outstanding (in thousands)             8                 -                1              890
   Total Return *                           4.14%             6.83%           12.05%          -15.85%
   Investment Income Ratio **               0.00%             0.00%            0.00%            0.05%
   Ratio of Expenses ***                    1.50%             1.50%            1.50%            1.50%

Period ended December 31, 2000

   Unit Value                                 n/a               n/a              n/a      $ 12.624682
   Net Assets (in thousands)                  n/a               n/a              n/a         $ 12,562
   Units Outstanding (in thousands)           n/a               n/a              n/a              995
   Total Return *                             n/a               n/a              n/a          -18.81%
   Investment Income Ratio **                 n/a               n/a              n/a            0.00%
   Ratio of Expenses ***                      n/a               n/a              n/a            1.50%

Period ended December 31, 1999

   Unit Value                                 n/a               n/a              n/a      $ 15.550278
   Net Assets (in thousands)                  n/a               n/a              n/a          $ 9,576
   Units Outstanding (in thousands)           n/a               n/a              n/a              616
   Total Return *                             n/a               n/a              n/a           26.32%
   Investment Income Ratio **                 n/a               n/a              n/a            0.00%
   Ratio of Expenses ***                      n/a               n/a              n/a            1.50%

Period ended December 31, 1998

   Unit Value                                 n/a               n/a              n/a      $ 12.309797
   Net Assets (in thousands)                  n/a               n/a              n/a            $ 995
   Units Outstanding (in thousands)           n/a               n/a              n/a               81
   Total Return *                             n/a               n/a              n/a           23.10%
   Investment Income Ratio **                 n/a               n/a              n/a            0.00%
   Ratio of Expenses ***                      n/a               n/a              n/a            1.50%



                                          First Trust/JNL      Janus/JNL        Janus/JNL       Janus/JNL
                                          The Dow Target    Aggressive Growth  Global Equities  Growth & Income
                                          10 Portfolio (a)     Portfolio       Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                          $      $ 7.747201       $ 9.248262      $ 7.345643       $ 5.284213
   Net Assets (in thousands)                     $ 2,369          $ 7,786         $ 5,463          $ 4,592
   Units Outstanding (in thousands)                  306              842             744              869
   Total Return *                                -11.29%          -30.80%         -28.20%          -22.90%
   Investment Income Ratio **                      0.00%            0.00%           0.44%            0.00%
   Ratio of Expenses ***                           1.50%            1.50%           1.50%            1.50%

Period ended December 31, 2001

   Unit Value                         $       $ 8.732721      $ 13.365188     $ 10.230734       $ 6.853340
   Net Assets (in thousands)                     $ 1,795         $ 14,739        $ 14,617          $ 7,375
   Units Outstanding (in thousands)                  205            1,103           1,429            1,076
   Total Return *                                 -4.66%          -31.26%         -24.65%          -14.81%
   Investment Income Ratio **                      0.00%            0.05%           1.46%            0.72%
   Ratio of Expenses ***                           1.50%            1.50%           1.50%            1.50%

Period ended December 31, 2000

   Unit Value                                 $ 9.159280      $ 19.442201     $ 13.577643       $ 8.044558
   Net Assets (in thousands)                     $ 1,413         $ 26,515        $ 19,409          $ 8,166
   Units Outstanding (in thousands)                  154            1,364           1,430            1,015
   Total Return *                                  3.15%          -22.11%         -19.50%           -9.92%
   Investment Income Ratio **                      0.00%            0.00%           0.00%            0.00%
   Ratio of Expenses ***                           1.50%            1.50%           1.50%            1.50%

Period ended December 31, 1999

   Unit Value                                 $ 8.879862      $ 24.961915     $ 16.865600       $ 8.930331
   Net Assets (in thousands)                       $ 375         $ 23,928        $ 20,005          $ 4,751
   Units Outstanding (in thousands)                   42              959           1,186              532
   Total Return *                                -11.20%           91.54%          62.13%            3.42%
   Investment Income Ratio **                      0.00%            0.00%           0.00%            0.00%
   Ratio of Expenses ***                           1.50%            1.50%           1.50%            1.50%

Period ended December 31, 1998

   Unit Value                                        n/a      $ 13.032401     $ 10.402755       $ 8.634881
   Net Assets (in thousands)                         n/a          $ 1,923         $ 1,634          $ 1,484
   Units Outstanding (in thousands)                  n/a              148             157              172
   Total Return *                                    n/a           30.32%           4.03%          -13.65%
   Investment Income Ratio **                        n/a            0.00%           0.00%            0.00%
   Ratio of Expenses ***                             n/a            1.50%           1.50%            1.50%




                                         JPMorgan/JNL       Lazard/JNL
                                         International       Mid Cap
                                        Value Portfolio   Value Portfolio
----------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                              $ 5.788432     $ 10.571561
   Net Assets (in thousands)                    $ 777         $ 4,823
   Units Outstanding (in thousands)               134             456
   Total Return *                             -27.68%         -15.36%
   Investment Income Ratio **                   1.30%           0.27%
   Ratio of Expenses ***                        1.50%           1.50%

Period ended December 31, 2001

   Unit Value                              $ 8.004392     $ 12.490262
   Net Assets (in thousands)                  $ 1,027         $ 5,576
   Units Outstanding (in thousands)               128             446
   Total Return *                             -21.60%          11.54%
   Investment Income Ratio **                   0.65%           0.52%
   Ratio of Expenses ***                        1.50%           1.50%

Period ended December 31, 2000

   Unit Value                             $ 10.209507     $ 11.197554
   Net Assets (in thousands)                  $ 1,517         $ 4,107
   Units Outstanding (in thousands)               149             367
   Total Return *                             -16.62%          23.51%
   Investment Income Ratio **                   0.00%           0.00%
   Ratio of Expenses ***                        1.50%           1.50%

Period ended December 31, 1999

   Unit Value                             $ 12.244257      $ 9.065821
   Net Assets (in thousands)                    $ 961         $ 1,554
   Units Outstanding (in thousands)                78             171
   Total Return *                              35.97%           3.22%
   Investment Income Ratio **                   0.00%           0.00%
   Ratio of Expenses ***                        1.50%           1.50%

Period ended December 31, 1998

   Unit Value                              $ 9.005266      $ 8.782834
   Net Assets (in thousands)                     $ 57           $ 457
   Units Outstanding (in thousands)                 6              52
   Total Return *                              -9.95%         -12.17%
   Investment Income Ratio **                   0.00%           0.00%
   Ratio of Expenses ***                        1.50%           1.50%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Inception date August 16, 1999.

(b)  Inception date October 29, 2001.

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

     The  following  is a summary for each of the five years in the period ended
     December 31, 2002 of unit values, total returns and expense ratios for variable annuity contracts in addition to certain other portfolio data.


                                   Lazard/JNL     Oppenheimer/JNL                      PIMCO/JNL
                                    Small Cap      Global Growth   Oppenheimer/JNL    Total Return
                                  Value Portfolio  Portfolio (b)   Growth Portfolio (Bond Portfolio
----------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                        $ 9.047553        $ 7.309713        $ 6.785448     $ 13.142235
   Net Assets (in thousands)            $ 4,126             $ 834             $ 317        $ 17,897
   Units Outstanding (in thousands)         456               114                47           1,362
   Total Return *                       -18.45%           -23.49%           -26.40%           7.23%
   Investment Income Ratio **             0.00%             0.00%             0.00%           0.02%
   Ratio of Expenses ***                  1.50%             1.50%             1.50%           1.50%

Period ended December 31, 2001

   Unit Value                       $ 11.094785        $ 9.553567        $ 9.219923     $ 12.256672
   Net Assets (in thousands)            $ 4,528           $ 1,054             $ 262        $ 13,015
   Units Outstanding (in thousands)         408               110                28           1,062
   Total Return *                        15.59%            -4.46%            -7.80%           7.99%
   Investment Income Ratio **             0.20%             0.00%             0.21%           3.01%
   Ratio of Expenses ***                  1.50%             1.50%             1.50%           1.50%

Period ended December 31, 2000

   Unit Value                        $ 9.598667               n/a               n/a     $ 11.349742
   Net Assets (in thousands)            $ 3,351               n/a               n/a         $ 7,685
   Units Outstanding (in thousands)         349               n/a               n/a             677
   Total Return *                        14.87%               n/a               n/a           9.99%
   Investment Income Ratio **             0.00%               n/a               n/a           0.00%
   Ratio of Expenses ***                  1.50%               n/a               n/a           1.50%

Period ended December 31, 1999

   Unit Value                        $ 8.356158               n/a               n/a     $ 10.319096
   Net Assets (in thousands)            $ 1,515               n/a               n/a         $ 5,226
   Units Outstanding (in thousands)         181               n/a               n/a             506
   Total Return *                         0.42%               n/a               n/a          -1.75%
   Investment Income Ratio **             0.00%               n/a               n/a           0.00%
   Ratio of Expenses ***                  1.50%               n/a               n/a           1.50%

Period ended December 31, 1998

   Unit Value                        $ 8.321024               n/a               n/a     $ 10.502383
   Net Assets (in thousands)              $ 331               n/a               n/a         $ 2,473
   Units Outstanding (in thousands)          40               n/a               n/a             235
   Total Return *                       -16.79%               n/a               n/a           5.02%
   Investment Income Ratio **             0.00%               n/a               n/a           0.00%
   Ratio of Expenses ***                  1.50%               n/a               n/a           1.50%



                                     PPM America/                       Putnam/JNL      Putnam/JNL
                                      JNL Money        Putnam/JNL     International    Midcap Growth
                                  Market Portfolio  Equity Portfolio Equity Portfolio Portfolio (a)
--------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                           $ 11.164260      $ 6.515059       $ 6.714078       $ 5.472895
   Net Assets (in thousands)               $ 28,822         $ 4,949          $ 2,426            $ 764
   Units Outstanding (in thousands)           2,582             760              361              140
   Total Return *                            -0.44%         -25.23%          -21.76%          -30.37%
   Investment Income Ratio **                 1.08%           0.00%            0.44%            0.00%
   Ratio of Expenses ***                      1.50%           1.50%            1.50%            1.50%

Period ended December 31, 2001

   Unit Value                           $ 11.213552      $ 8.713204       $ 8.581758       $ 7.860448
   Net Assets (in thousands)               $ 39,128         $ 9,392          $ 4,518          $ 1,750
   Units Outstanding (in thousands)           3,489           1,078              527              223
   Total Return *                             1.88%         -26.13%          -21.48%          -28.06%
   Investment Income Ratio **                 3.30%           0.00%            0.88%            0.00%
   Ratio of Expenses ***                      1.50%           1.50%            1.50%            1.50%

Period ended December 31, 2000

   Unit Value                           $ 11.006762     $ 11.795946      $ 10.929313      $ 10.926919
   Net Assets (in thousands)               $ 42,623        $ 15,105          $ 4,027          $ 1,889
   Units Outstanding (in thousands)           3,873           1,281              368              173
   Total Return *                             4.28%         -19.06%          -15.26%            9.27%
   Investment Income Ratio **                 0.00%           0.00%            0.00%            0.00%
   Ratio of Expenses ***                      1.50%           1.50%            1.50%            1.50%

Period ended December 31, 1999

   Unit Value                           $ 10.555057     $ 14.574468      $ 12.897375              n/a
   Net Assets (in thousands)               $ 26,158        $ 12,900          $ 2,703              n/a
   Units Outstanding (in thousands)           2,478             885              210              n/a
   Total Return *                             3.08%          27.48%           30.14%              n/a
   Investment Income Ratio **                 0.00%           0.00%            0.00%              n/a
   Ratio of Expenses ***                      1.50%           1.50%            1.50%              n/a

Period ended December 31, 1998

   Unit Value                           $ 10.239276     $ 11.432810       $ 9.910243              n/a
   Net Assets (in thousands)                $ 2,114         $ 2,350            $ 609              n/a
   Units Outstanding (in thousands)             206             206               61              n/a
   Total Return *                             2.39%          14.33%           -0.90%              n/a
   Investment Income Ratio **                 0.00%           0.00%            0.00%              n/a
   Ratio of Expenses ***                      1.50%           1.50%            1.50%              n/a




                                      Putnam/JNL         S&P/JNL
                                     Value Equity       Aggressive
                                     Portfolio      Growth Portfolio II
----------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                            $ 7.495110        $ 7.517832
   Net Assets (in thousands)                $ 6,428           $ 3,942
   Units Outstanding (in thousands)             858               524
   Total Return *                           -21.06%           -22.54%
   Investment Income Ratio **                 0.94%             1.25%
   Ratio of Expenses ***                      1.50%             1.50%

Period ended December 31, 2001

   Unit Value                            $ 9.494495        $ 9.705784
   Net Assets (in thousands)               $ 10,065           $ 5,976
   Units Outstanding (in thousands)           1,060               616
   Total Return *                            -7.72%           -14.06%
   Investment Income Ratio **                 0.92%             2.60%
   Ratio of Expenses ***                      1.50%             1.50%

Period ended December 31, 2000

   Unit Value                           $ 10.289121       $ 11.293301
   Net Assets (in thousands)                $ 9,867           $ 6,258
   Units Outstanding (in thousands)             959               554
   Total Return *                             5.38%           -10.38%
   Investment Income Ratio **                 0.00%             0.00%
   Ratio of Expenses ***                      1.50%             1.50%

Period ended December 31, 1999

   Unit Value                            $ 9.764184       $ 12.601661
   Net Assets (in thousands)                $ 7,557           $ 3,378
   Units Outstanding (in thousands)             774               268
   Total Return *                            -2.51%            26.75%
   Investment Income Ratio **                 0.00%             0.00%
   Ratio of Expenses ***                      1.50%             1.50%

Period ended December 31, 1998

   Unit Value                           $ 10.015858        $ 9.942374
   Net Assets (in thousands)                $ 2,193             $ 267
   Units Outstanding (in thousands)             219                27
   Total Return *                             0.16%            -0.58%
   Investment Income Ratio **                 0.00%             0.00%
   Ratio of Expenses ***                      1.50%             1.50%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(a)  Inception date May 1, 2000.

(b)  Inception date May 1, 2001.

JACKSON NATIONAL SEPARATE ACCOUNT III
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

     The  following  is a summary for each of the five years in the period ended
     December 31, 2002 of unit values, total returns and expense ratios for variable annuity contracts in addition to certain other portfolio data.

                                           S&P/JNL            S&P/JNL Equity                                S&P/JNL
                                        Conservative            Aggressive         S&P/JNL Equity          Moderate
                                     Growth Portfolio II    Growth Portfolio II  Growth Portfolio II  Growth Portfolio II
---------------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                  $ 7.893601           $ 7.802303            $ 7.233616           $ 8.352674
   Net Assets (in thousands)                     $ 11,845              $ 1,509               $ 5,396             $ 16,478
   Units Outstanding (in thousands)                 1,501                  193                   746                1,973
   Total Return *                                 -14.04%              -26.31%               -27.18%              -16.77%
   Investment Income Ratio **                       2.16%                0.11%                 0.18%                1.46%
   Ratio of Expenses ***                            1.50%                1.50%                 1.50%                1.50%

Period ended December 31, 2001

   Unit Value                                  $ 9.182875          $ 10.587711            $ 9.933939          $ 10.035903
   Net Assets (in thousands)                     $ 12,212              $ 2,827               $ 9,398             $ 17,826
   Units Outstanding (in thousands)                 1,330                  267                   946                1,776
   Total Return *                                  -8.39%              -14.16%               -15.66%              -10.83%
   Investment Income Ratio **                       1.95%                2.47%                 2.26%                2.82%
   Ratio of Expenses ***                            1.50%                1.50%                 1.50%                1.50%

Period ended December 31, 2000

   Unit Value                                 $ 10.024378          $ 12.334084           $ 11.778242          $ 11.255112
   Net Assets (in thousands)                      $ 9,728              $ 3,474              $ 11,243             $ 17,877
   Units Outstanding (in thousands)                   970                  282                   955                1,588
   Total Return *                                  -7.16%              -12.50%               -11.67%               -7.95%
   Investment Income Ratio **                       0.00%                0.00%                 0.00%                0.00%
   Ratio of Expenses ***                            1.50%                1.50%                 1.50%                1.50%

Period ended December 31, 1999

   Unit Value                                 $ 10.797571          $ 14.095770           $ 13.335050          $ 12.227712
   Net Assets (in thousands)                      $ 6,510                $ 946               $ 4,732             $ 10,449
   Units Outstanding (in thousands)                   603                   67                   355                  855
   Total Return *                                  14.41%               37.53%                34.26%               20.94%
   Investment Income Ratio **                       0.00%                0.00%                 0.00%                0.00%
   Ratio of Expenses ***                            1.50%                1.50%                 1.50%                1.50%

Period ended December 31, 1998

   Unit Value                                  $ 9.437830          $ 10.249035            $ 9.932475          $ 10.110549
   Net Assets (in thousands)                      $ 1,702                $ 224                 $ 600              $ 2,855
   Units Outstanding (in thousands)                   180                   22                    60                  282
   Total Return *                                  -5.62%                2.49%                -0.68%                1.11%
   Investment Income Ratio **                       0.00%                0.00%                 0.00%                0.00%
   Ratio of Expenses ***                            1.50%                1.50%                 1.50%                1.50%



                                                             Salomon             Salomon            Salomon
                                          S&P/JNL            Brothers/           Brothers/          Brothers/
                                      Very Aggressive       JNL Balanced        JNL Global       JNL High Yield
                                    Growth Portfolio II      Portfolio        Bond Portfolio     Bond Portfolio
--------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2002

   Unit Value                                $ 8.208402         $ 9.536269         $ 11.752920         $ 9.754959
   Net Assets (in thousands)                    $ 1,897            $ 4,735             $ 2,299            $ 6,467
   Units Outstanding (in thousands)                 231                497                 196                663
   Total Return *                               -26.44%             -8.66%               6.76%              4.18%
   Investment Income Ratio **                     0.07%              0.00%               5.97%             14.32%
   Ratio of Expenses ***                          1.50%              1.50%               1.50%              1.50%

Period ended December 31, 2001

   Unit Value                               $ 11.158250        $ 10.440639         $ 11.008253         $ 9.363510
   Net Assets (in thousands)                    $ 3,161            $ 5,494             $ 2,089            $ 4,926
   Units Outstanding (in thousands)                 283                526                 190                526
   Total Return *                               -13.29%             -2.01%               5.22%              3.76%
   Investment Income Ratio **                     2.87%              1.94%               5.58%              7.83%
   Ratio of Expenses ***                          1.50%              1.50%               1.50%              1.50%

Period ended December 31, 2000

   Unit Value                               $ 12.868428        $ 10.654378         $ 10.462251         $ 9.024358
   Net Assets (in thousands)                    $ 4,396            $ 4,505             $ 2,362            $ 4,783
   Units Outstanding (in thousands)                 342                423                 226                530
   Total Return *                               -14.15%              6.60%               5.59%             -6.08%
   Investment Income Ratio **                     0.00%              0.00%               0.00%              0.00%
   Ratio of Expenses ***                          1.50%              1.50%               1.50%              1.50%

Period ended December 31, 1999

   Unit Value                               $ 14.990193         $ 9.994927          $ 9.908668         $ 9.608237
   Net Assets (in thousands)                    $ 3,122            $ 3,775             $ 1,413            $ 4,675
   Units Outstanding (in thousands)                 208                378                 143                487
   Total Return *                                40.30%             -1.40%               0.35%             -3.22%
   Investment Income Ratio **                     0.00%              0.00%               0.00%              0.00%
   Ratio of Expenses ***                          1.50%              1.50%               1.50%              1.50%

Period ended December 31, 1998

   Unit Value                               $ 10.684338        $ 10.136731          $ 9.873746         $ 9.928270
   Net Assets (in thousands)                      $ 155            $ 1,341               $ 937            $ 2,086
   Units Outstanding (in thousands)                  14                132                  95                210
   Total Return *                                 6.84%              1.37%              -1.26%             -0.72%
   Investment Income Ratio **                     0.00%              0.00%               0.00%              0.00%
   Ratio of Expenses ***                          1.50%              1.50%               1.50%              1.50%



                                     T. Rowe Price/
                                      JNL Mid-Cap
                                    Growth Portfolio
-----------------------------------------------------

Period ended December 31, 2002

   Unit Value                             $ 9.924404
   Net Assets (in thousands)                 $ 5,299
   Units Outstanding (in thousands)              534
   Total Return *                            -23.09%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 2001

   Unit Value                            $ 12.904163
   Net Assets (in thousands)                 $ 8,907
   Units Outstanding (in thousands)              690
   Total Return *                             -2.97%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 2000

   Unit Value                            $ 13.298649
   Net Assets (in thousands)                $ 10,471
   Units Outstanding (in thousands)              787
   Total Return *                              5.58%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 1999

   Unit Value                            $ 12.596169
   Net Assets (in thousands)                 $ 5,236
   Units Outstanding (in thousands)              416
   Total Return *                             22.16%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%

Period ended December 31, 1998

   Unit Value                            $ 10.310999
   Net Assets (in thousands)                 $ 1,335
   Units Outstanding (in thousands)              129
   Total Return *                              3.11%
   Investment Income Ratio **                  0.00%
   Ratio of Expenses ***                       1.50%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of Jackson National Life Insurance Company and
    Contract Owners of Jackson National Separate Account III:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of Jackson National Separate Account III, at December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the separate account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at December 31, 2002 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of Jackson National Separate Account III as of December 31, 2002 and the results of its operations, changes in net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Chicago, Illinois
February 14, 2003

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

                                AND SUBSIDIARIES



                               [GRAPHIC OMITTED]














                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 2002

JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

Independent Auditors' Report                                                  1



Consolidated Balance Sheets                                                   2



Consolidated Income Statements                                                3



Consolidated Statements of Stockholder's Equity and Comprehensive Income      4



Consolidated Statements of Cash Flows                                         5



Notes to Consolidated Financial Statements                                    6

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Stockholder of Jackson National Life Insurance Company


We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity and comprehensive income, and cash flows for each of the years in the three year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed more fully in note 2 to the financial statements: effective January 1, 2001, Jackson National Life Insurance Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and effective April 1, 2001, Jackson National Life Insurance Company adopted Emerging Issues Task Force Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."



/s/ KPMG LLP


Detroit, Michigan
January 31, 2003

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

--------------------------------------------------------------------------------------------------------------


                                                                                       DECEMBER 31,
ASSETS                                                                            2002               2001
                                                                           -------------------- ------------------
   Investments:
     Cash and short-term investments                                           $   5,121,400     $   2,076,095
     Investments available for sale, at market value:
        Fixed maturities (amortized cost: 2002, $33,975,596; 2001,
        $31,953,139)                                                              35,168,706        31,932,494
        Equities (cost: 2002, $305,270; 2001, $289,469)                              256,135           288,852
     Mortgage loans, net of allowance                                              4,442,681         4,191,405
     Policy loans                                                                    714,205           700,434
     Other invested assets                                                         1,476,724         1,335,006
                                                                           -------------------- ------------------
         Total investments                                                        47,179,851        40,524,286

   Accrued investment income                                                         485,326           438,027
   Deferred acquisition costs                                                      1,941,876         2,162,951
   Reinsurance recoverable                                                           525,031           395,424
   Deferred income taxes                                                             276,770           234,752
   Value of acquired insurance, other intangibles and goodwill                       151,273           170,377
   Income taxes receivable from Parent                                                  -               72,563
   Other assets                                                                       74,793           188,292
   Variable annuity assets                                                         4,385,525         5,125,832
                                                                           -------------------- ------------------
         Total assets                                                          $  55,020,445     $  49,312,504
                                                                           ==================== ==================

LIABILITIES AND STOCKHOLDER'S EQUITY
     LIABILITIES
     Policy reserves and liabilities:
       Reserves for future policy benefits and claims payable                  $   1,076,860     $     978,513
       Deposits on investment contracts                                           30,808,632        26,512,418
       Guaranteed investment contracts                                             2,607,408         3,695,179
     Trust instruments supported by funding agreements                             5,850,833         4,575,838
     Savings deposits                                                              1,045,830           836,682
     Reverse repurchase agreements                                                      -              889,678
     Notes and bank debt                                                           1,103,508         1,256,391
     Securities lending payable                                                    2,485,588           814,646
        Income taxes payable to Parent                                                85,399              -
     Other liabilities                                                             1,754,629         1,448,041
     Variable annuity liabilities                                                  4,385,525         5,125,832
                                                                           -------------------- ------------------
         Total liabilities                                                        51,204,212        46,133,218
                                                                           -------------------- ------------------

     Minority interest                                                                66,228            86,802
                                                                           -------------------- ------------------

     STOCKHOLDER'S EQUITY
     Common stock, $1.15 par value; authorized 50,000 shares;
       issued and outstanding 12,000 shares                                           13,800            13,800
     Additional paid-in capital                                                    2,484,228         1,869,780
     Accumulated other comprehensive income (loss), net of
       tax of $242,573 in 2002 and ($6,728) in 2001                                  449,382           (13,077)
     Retained earnings                                                               802,595         1,221,981
                                                                           -------------------- ------------------
         Total stockholder's equity                                                3,750,005         3,092,484
                                                                           -------------------- ------------------
         Total liabilities and stockholder's equity                            $  55,020,445     $  49,312,504
                                                                           ==================== ==================

          See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------



                                                                         YEARS ENDED DECEMBER 31,
                                                               2002                2001               2000
                                                          -----------------  ------------------  -----------------
REVENUES
   Premiums                                                 $      152,694     $      223,149      $      230,801

   Net investment income                                         2,370,029          2,386,222           2,610,983

   Net realized losses on investments and change in
     fair value of hedging instruments                            (738,630)          (830,873)           (120,855)

   Fee income:
     Mortality charges                                             133,665            133,223             133,969
     Surrender charges                                              47,086             60,525              80,075
     Expense charges                                                18,795             15,947              17,820
     Variable annuity fees                                          66,069             75,483              75,905
     Net asset management fees                                      21,595             23,531              24,344
                                                          -----------------  ------------------  -----------------
   Total fee income                                                287,210            308,709             332,113
   Other income                                                     43,240             38,292              39,821
                                                          -----------------  ------------------  -----------------
     Total revenues                                              2,114,543          2,125,499           3,092,863
                                                          -----------------  ------------------  -----------------

BENEFITS AND EXPENSES
   Death benefits                                                  334,527            307,610             317,350
   Interest credited on deposit liabilities                      1,561,601          1,578,228           1,591,921
   Interest expense on trust instruments supported
      by funding agreements                                        144,619            184,010             155,192
   Interest expense on notes, bank debt and reverse repurchase
      agreements                                                    66,885             81,522              94,544
   Increase (decrease) in reserves, net of reinsurance             (34,457)            20,442             (47,448)
   Commissions                                                     427,882            303,249             361,672
   General and administrative expenses                             272,388            279,514             234,452
   Deferral of policy acquisition costs                           (556,120)           (391,412)          (429,358)
   Amortization of acquisition costs:
     Attributable to operations                                    340,567            181,116             237,416
     Attributable to net realized losses on investments
          and change in fair value of hedging instruments          (16,663)           (56,421)            (15,491)
   Amortization of acquired insurance, other intangibles and
     goodwill                                                       20,702             22,458              18,586
                                                          -----------------  ------------------  -----------------
     Total benefits and expenses                                 2,561,931          2,510,316           2,518,836
                                                          -----------------  ------------------  -----------------
     Pretax income (loss) before minority interest                (447,388)          (384,817)            574,027
   Minority interest                                                21,539             47,046              40,227
                                                          -----------------  ------------------  -----------------
     Pretax income (loss)                                         (425,849)          (337,771)            614,254
   Federal income tax expense (benefit)                           (148,463)          (117,062)            216,200
                                                          -----------------  ------------------  -----------------
     Income (loss) before cumulative effect of changes in
       accounting principles                                      (277,386)          (220,709)            398,054
   Cumulative effect of changes in accounting principles                 -           (199,866)                  -
                                                          -----------------  ------------------  -----------------
     NET INCOME (LOSS)                                      $     (277,386)    $     (420,575)     $      398,054
                                                          =================  ==================  =================

   Pro forma net income (loss) assuming the changes in
      accounting principles are applied retroactively                          $     (237,414)     $      167,101
                                                                             ==================  =================

          See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME (IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------

                                                                       YEARS ENDED DECEMBER 31,
                                                           2002                 2001                  2000
                                                     -------------------  -------------------  --------------------

COMMON STOCK, BEGINNING AND END OF YEAR                $       13,800       $       13,800       $       13,800
                                                     -------------------  -------------------  --------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                           1,869,780            1,570,063            1,360,982
    Capital contributions                                     614,448              299,717              209,081
                                                     -------------------  -------------------  --------------------
End of year                                                 2,484,228            1,869,780            1,570,063
                                                     -------------------  -------------------  --------------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year                                             (13,077)            (427,088)            (465,836)
    Net unrealized investment gains, net of
       reclassification adjustment and net of
       tax of $249,302 in 2002; $223,243 in 2001
       and $20,864 in 2000                                    462,459              414,011               38,748
                                                     -------------------  -------------------  --------------------
End of year                                                   449,382              (13,077)            (427,088)
                                                     -------------------  -------------------  --------------------

RETAINED EARNINGS
Beginning of year                                           1,221,981            1,773,661            1,551,912
    Net income (loss)                                        (277,386)            (420,575)             398,054
    Dividends paid to stockholder                            (142,000)            (131,105)            (176,305)
                                                     -------------------  -------------------  --------------------
End of year                                                   802,595            1,221,981            1,773,661
                                                     -------------------  -------------------  --------------------


TOTAL STOCKHOLDER'S EQUITY                             $    3,750,005       $    3,092,484       $    2,930,436
                                                     ===================  ===================  ====================



                                                                      YEARS ENDED DECEMBER 31,
                                                           2002                 2001                 2000
                                                     -------------------  -------------------  ------------------
COMPREHENSIVE INCOME (LOSS)
Net income (loss)                                      $     (277,386)      $     (420,575)      $      398,054
Net unrealized holding gains arising during
       the period, net of tax of $220,241 in 2002;
       $158,596 in 2001 and $24,218 in 2000                   408,489              293,951               44,976
Reclassification adjustment for gains (losses)
       included in net income, net of tax of
       $29,061 in 2002; $64,647 in 2001 and $(3,354)
       in 2000                                                 53,970              120,060               (6,228)
                                                     -------------------  -------------------  ------------------
COMPREHENSIVE INCOME (LOSS)                            $      185,073       $       (6,564)      $      436,802
                                                     ===================  ===================  ==================


          See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                                   2002                2001               2000
                                                              ----------------    ----------------   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                                          $    (277,386)      $    (420,575)     $     398,054
     Adjustments to reconcile net income (loss) to net cash
       provided by operating activities:
         Net realized losses on investments and change in
              fair value of hedging instruments                       738,630             830,873            120,855
         Interest credited on deposit liabilities                   1,561,601           1,578,228          1,591,921
         Interest expense on trust instruments supported
           by funding agreements                                      144,619             184,010            155,192
         Other charges                                               (199,546)           (209,695)          (231,864)
         Amortization of discount and premium on investments          (33,979)             93,393            (23,962)
         Deferred income tax provision                               (285,863)           (101,474)            37,000
         Change in:
              Accrued investment income                               (47,299)             42,563            (35,349)
              Deferred acquisition costs                             (232,216)           (269,153)          (207,433)
              Value of acquired insurance, other intangibles
                and goodwill                                           20,702              22,458             18,586
              Income taxes payable to Parent                          182,410             (27,032)            20,841
              Other assets and liabilities, net                       137,677              11,723            (21,647)
                                                              ----------------    ----------------   -----------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                      1,709,350           1,735,319          1,822,194
                                                              ----------------    ----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Sales of fixed maturities and equities available for sale      6,835,958           5,732,067          3,877,665
     Principal repayments, maturities, calls and redemptions:
         Fixed maturities available for sale                        4,939,946           3,000,900            912,953
         Mortgage loans                                               792,097           1,273,431            280,820
        Purchases of:
         Fixed maturities and equities available for sale         (14,253,070)        (12,763,596)        (5,915,958)
            Mortgage loans                                         (1,037,256)           (773,815)          (930,007)
     Acquisition of Highland Federal Bank                                  -                   -             (43,349)
     Other investing activities                                       805,888            (522,671)           149,523
                                                              ----------------    ----------------   -----------------
       NET CASH USED BY INVESTING ACTIVITIES                       (1,916,437)         (4,053,684)        (1,668,353)
                                                              ----------------    ----------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders account balances:
         Deposits                                                   8,789,168           6,876,598          7,578,354
         Withdrawals                                               (5,713,577)         (4,858,652)        (6,176,725)
     Net transfers to separate accounts                              (295,315)           (468,993)        (1,901,367)
     Proceeds from notes and bank debt                                427,424           1,052,639            374,384
     Payments on notes and bank debt                                 (580,719)           (418,930)          (167,213)
     Increase in savings deposits                                     177,411              67,797            175,997
     Payment of cash dividends to Parent                             (142,000)           (131,105)          (176,305)
     Capital contribution from Parent                                 590,000             251,800                  -
                                                              ----------------    ----------------   -----------------
     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES               3,252,392           2,371,154           (292,875)
                                                              ----------------    ----------------   -----------------

     NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
       INVESTMENTS                                                  3,045,305              52,789           (139,034)

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                  2,076,095           2,023,306          2,162,340
                                                              ----------------    ----------------   -----------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                    $   5,121,400       $   2,076,095      $   2,023,306
                                                              ================    ================   =================

          See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company (the "Company" or "JNL") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products, including immediate, indexed and deferred fixed annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in all 50 states and the District of Columbia.

     The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, Jackson National Life Insurance Company of New York, an insurance company; Hermitage Management LLC, an advertising agency; Jackson National Asset Management, LLC, an investment advisor and transfer agent; Jackson National Life Distributors, Inc., a broker dealer; JNL Thrift Holdings, Inc., a unitary thrift holding company; Curian Capital, LLC, a broker dealer; PPM America Special Investments Fund, L.P. ("SIF I"), PPM America Special Investments CBO II, L.P. ("CBO II"), (collectively, "PPMA Funds") and Tuscany CDO, Limited ("Tuscany"). JNL has effective managerial control of the PPMA Funds. Accordingly, the PPMA Funds are consolidated in the accompanying financial statements. JNL effectively owns a 72.0% interest in SIF I, a 15.1% interest in CBO II and a 100% interest in Tuscany. The minority interest reflected in the accompanying consolidated financial statements reflects the interests of other parties in the PPMA Funds.

     JNL Thrift Holdings, Inc. wholly owns Jackson Federal Bank ("Jackson Federal"), a thrift headquartered in Southern California. On September 29, 2000, Jackson Federal acquired and merged with Highland Federal Bank ("Highland"), a bank located in California. The acquisition was accounted for by the purchase method and the results of Highland are included in the consolidated income statements from the date of acquisition.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     CHANGES IN ACCOUNTING PRINCIPLES
     Effective January 1, 2002, JNL adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The adoption of FAS 142 did not have a material impact on JNL's results of operations or financial position.

     Effective January 1, 2002, JNL adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets or for Long-Lived Assets to be Disposed of" ("FAS 121"), and Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). FAS 144 carries forward many of the provisions of FAS 121 and APB 30. In addition, FAS 144 does not apply to goodwill and other intangible assets that are not amortized. FAS 144 requires majority owned subsidiaries for which control is likely to be temporary to be consolidated. The adoption of FAS 144 did not have a material impact on JNL's results of operations or financial position.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Effective January 1, 2001, JNL adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). FAS 133, as amended by Statements No. 137 and 138, establishes accounting and reporting standards for derivative instruments and for hedging activities. Under FAS 133, all derivative instruments, including certain derivative instruments embedded in other contracts, are recognized as either assets or liabilities in the balance sheet at their fair values, and changes in such fair values are recognized immediately in earnings unless specific hedging criteria are met. While the Company uses derivatives (primarily interest rate swaps) to hedge certain risks in conjunction with its asset/liability management program, JNL elected to not incur the costs of restructuring its derivative contracts, segregating investment portfolios and adding the systems and personnel required to qualify for much stricter hedge accounting treatment on an ongoing basis.

     Upon adoption in 2001, a gross transitional loss adjustment totaling $277.1 million, net of additional deferred acquisition cost amortization of $1.8 million and federal income tax benefit of $97.6 million, based on the aggregate fair value of the Company's derivative instruments as of January 1, 2001, was recorded as a cumulative effect of a change in accounting principle. Net earnings in future years are likely to reflect significantly increased volatility owing to fair value fluctuations on certain derivative instruments, particularly interest rate swaps, that are regularly used to manage risks associated with movements in interest rates. As noted, changes in the fair value of derivative instruments are now reflected in income while the largely offsetting change in fair value of the Company's hedged investments will remain as an adjustment to equity in the balance sheet as unrealized gains and losses.

     Effective April 1, 2001, JNL adopted Emerging Issues Task Force Issue #99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The initial April 1, 2001 transitional loss adjustment totaling $32.8 million, net of reduced deferred acquisition cost amortization of $4.2 million and federal income tax benefit of $10.0 million, was also recorded as a cumulative effect of a change in accounting principle.

     A reconciliation of reported net income to adjusted net income is as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                          2002                2001                2000
                                                    -----------------   ------------------  ------------------
     Reported net income (loss)                       $   (277,386)        $  (420,575)       $   398,054

     Net income adjustment for FAS 133 and
           EITF 99-20                                                          181,264           (231,546)
     Goodwill amortization                                     -                 2,918                912

     Tax effect of goodwill amortization                       -                (1,021)              (319)
                                                     -----------------   ------------------  ------------------
       Pro forma net income (loss) assuming the
           changes in accounting principles are
           applied retroactively                      $   (277,386)       $   (237,414)       $   167,101
                                                      =================   ==================  ==================

     RECENTLY ISSUED ACCOUNTING STANDARDS
     In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 is an interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements." FIN 46 explains how to identify variable interest entities and how an enterprise assesses its interests in a variable interest entity. It also requires existing non-consolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved.

     Although not effective until January 31, 2003, if it is reasonably possible that an enterprise will consolidate or disclose information about a variable interest entity when FIN 46 becomes effective, certain disclosure of the variable interest entities and potential maximum exposure to loss is required in all financial statements initially issued after January 31, 2003.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Certain of the Company's investments may be considered significant variable interests, including its interests in PPM America High Yield CBO I, Ltd. ("HY CBO I"), PPM America High Yield CBO II, Ltd. ("HY CBO II"), and PPM America Structured Finance CBO I, Ltd. ("SF CBO I"), (collectively, "VIEs "). The VIEs are securitizations structured by a related party as traditional collateralized bond obligations whose purpose is to invest in a diversified portfolio of high yield bonds and structured finance securities using proceeds raised from the issuance of debt and equity interests.

     HY CBO I was structured in 1999 and has total assets of $403.1 million at December 31, 2002. As of December 31, 2002, the amortized cost and carrying value of the Company's investment is $46.9 million and $27.8 million, respectively, representing investments in outstanding debt of HY CBO I.

     HY CBO II was structured in 2000 and has total assets of $133.5 million at December 31, 2002. As of December 31, 2002, the amortized cost and carrying value of the Company's investment is $17.7 million and $8.1 million, respectively, representing investments in outstanding debt and equity interests of HY CBO II.

     SF CBO I was structured in 2000 and has total assets of $241.3 million at December 31, 2002. As of December 31, 2002, the amortized cost and carrying value of the Company's investment is $19.3 million and $13.3 million, respectively, representing investments in outstanding debt of SF CBO I.

     The Company believes its investments in the VIEs are unlikely to be considered primary beneficial interests and that consolidation will not be required under FIN 46. In that the Company has no future funding obligations to the VIE's, the maximum loss exposure is limited to its current investment.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/shareholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist of debt securities and commercial loans. Debt securities include bonds, notes, redeemable preferred stocks, mortgage-backed securities and structured securities. All debt securities are considered available for sale and are carried at fair value. Debt securities are reduced to estimated net realizable value, or in the case of other than high credit quality beneficial interests in securitized financial assets, fair value, for declines in fair value considered to be other than temporary. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values. Commercial loans include certain term and revolving notes, as well as certain receivables arising from asset based lending activities. Commercial loans are carried at outstanding principal balances, less an allowance for loan losses.

     Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at fair value. Equity securities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary.

     Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses is maintained at a level considered adequate to absorb losses inherent in the mortgage loan portfolio.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DERIVATIVE FINANCIAL INSTRUMENTS AND EMBEDDED DERIVATIVES
     The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

     With the adoption of FAS 133 in 2001, the accounting policies for these derivatives were changed. The following accounting policies relate to the accompanying 2002 and 2001 financial statements.

     While the Company generally uses derivative contracts for hedging purposes, and certain liabilities, primarily trust instruments supported by funding agreements and equity-linked annuities, issued by the Company, contain embedded derivatives as defined by FAS 133, the Company does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value with changes in value included in net realized losses on investments and change in fair value of hedging instruments.

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. Interest rate swap agreements outstanding at December 31, 2002 and 2001 are used for hedging purposes. Amounts paid or received on interest rate swap agreements are included in investment income. Interest rate swaps are included in other invested assets or other liabilities.

     Put-swaptions provide the Company with the right, but not the obligation, to require the writers to pay the Company the present value of a long duration interest rate swap at future exercise dates. These put-swaptions, with maturities up to 9 years, are entered into as a hedge against significant upward movements in interest rates. Put-swaptions are included in other invested assets.

     Equity index futures contracts and equity index call options are used to hedge the Company's obligations associated with its issuance of equity index-linked immediate and deferred annuities. These annuities contain embedded options whose fair value is included in the annuity liability.

     Equity index swaps, in which the Company receives equity returns in exchange for short-term floating rate payments based on a notional amount, are held for both hedging and investment purposes, and are included in other invested assets or other liabilities.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging the Company's foreign currency denominated funding agreements supporting Trust instrument obligations. Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are included in other invested assets or other liabilities. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency transaction gains and losses associated with funding agreements hedging activities are included in interest expense on trust instruments supported by funding agreements.

     Prior to 2001 and the adoption of FAS 133, hedge accounting treatment was applied to derivative contracts. The following accounting policies relate to the accompanying 2000 financial statements.

     Interest rate swap agreements outstanding at December 31, 2000 hedge available for sale securities and are carried at fair value with the change in value reflected in comprehensive income and stockholder's equity. Amounts paid or received on interest rate swap agreements are included in investment income.

     Premiums paid for put-swaption contracts are included in other invested assets and are being amortized to investment income over the remaining terms of the contracts with maturities of up to 9 years. Put-swaptions, designated as a hedge of available for sale securities, are carried at fair value with the change in value reflected in comprehensive income and stockholder's equity.

     Equity index futures contracts and equity index call options are used to hedge the Company's obligations associated with its issuance of equity index-linked immediate and deferred annuities. The variation margin on futures contracts is deferred and, upon closing of the contracts, adjusts the basis of option contracts purchased. Premiums paid for call options, adjusted for the effects of hedging, are included in net investment income ratably over the terms of the options. The call option contracts are included in other invested assets and are carried at intrinsic value.

     Cross-currency swaps are included in other assets at cost adjusted for transaction gains or losses using exchange rates as of the reporting date. Unrealized foreign currency transaction gains and losses related to hedging activities are excluded from net income.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions, bonus interest on certain products and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equity securities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equity securities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $447.2 million at December 31, 2002 and increased $6.1 million at December 31, 2001 to reflect this change.

     Poor equity market performance has lowered future expected profits on the variable annuity line through lower fee income and an increased provision for future guaranteed minimum death benefit claims. As a result, the deferred acquisition cost asset associated with the variable annuities has become impaired. During 2002, the asset has been reduced through increased amortization compared to 2001 of approximately $128.3 million primarily due to the poor equity market performance. Further impairments or accelerated amortization of this deferred acquisition cost asset are likely to result if future equity market returns are below assumed levels.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VALUE OF ACQUIRED INSURANCE, OTHER INTANGIBLES AND GOODWILL
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

     Goodwill and core deposit intangibles represent the excess of purchase price over the fair value of assets acquired in the purchase of Jackson Federal, Highland, and the Fremont branch ("Fremont") acquired from Fremont Investment and Loan, located in California, in 2002. Fremont had total assets of $101.6 million and deposit liabilities of $103.2 million at the date of acquisition in 2002. For these acquisitions, the excess of the purchase price over the fair value of the assets acquired was allocated to goodwill and core deposit intangibles. The core deposit intangibles are amortized over 7 years. Beginning January 1, 2002, with the adoption of FAS 142, goodwill is no longer being amortized. Prior to 2002, goodwill was amortized over 15 years.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     JNL files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. The non-life insurance company subsidiaries file separate federal income tax returns. Income tax expense is calculated on a separate company basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS AND CLAIMS PAYABLE:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 50% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 6.0% to 8.4%. Lapse and expense assumptions are based on Company experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, reserves approximate the policyholder's account value. For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the reserve is the policyholder's account value. The reserve for equity index-linked annuities is based on two components, i) the imputed value of the underlying guaranteed host contract, and ii) the fair value of the embedded option component of the contract. Obligations in excess of the guaranteed contract value are hedged through the use of futures contracts and call options.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS
     JNL and Jackson National Life Funding, LLC established a European Medium Term Note program, with up to $7 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. Outstanding balances totaled $4.1 billion at both December 31, 2002 and 2001.

     In 2001, JNL and Jackson National Life Global Funding established an initial $3 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. The outstanding balances at December 31, 2002 and 2001 totaled $1.8 billion and $0.5 billion, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Instruments issued representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

     Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date. With the adoption of FAS 133 in 2001, foreign currency transaction gains and losses are included in net income. In 2000, unrealized foreign currency transaction gains and losses were excluded from net income.

     VARIABLE ANNUITY ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable annuity contracts which aggregated $4,339.9 million and $5,074.6 million at December 31, 2002 and 2001, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees and net asset management fees in the consolidated income statements.

     The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $45.6 million and $51.2 million at December 31, 2002 and 2001, respectively. The Company receives administrative fees for managing the funds and these fees are recorded as earned and included in net asset management fees in the consolidated income statement.

     SAVINGS DEPOSITS
     Savings deposits are comprised of banking deposits held by Jackson Federal, and include demand deposits, passbook savings, money market checking and savings and certificates of deposit. Savings deposit liabilities are reported at the outstanding balance of the accounts.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs. Non-acquisition expenses are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities is generally used to reduce the cost basis of the securities.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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3.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required for fair value information about financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, cannot be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     EQUITY SECURITIES:
     Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     MORTGAGE LOANS:
     Fair values are determined by discounting the future cash flows to the present at current market rates. The fair value of mortgages approximated $4,710.4 million and $4,487.8 million at December 31, 2002 and 2001, respectively.

     POLICY LOANS:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.

     DERIVATIVES:
     Fair values are based on quoted market prices, estimates received from financial institutions or valuation models.

     VARIABLE ANNUITY ASSETS:
     Variable annuity assets are carried at the market value of the underlying securities.

     ANNUITY RESERVES:
     Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. For equity-linked immediate and deferred annuities, fair value includes the fair value of the embedded options. The carrying value and fair value of such annuities approximated $25.4 billion and $25.0 billion, respectively, at December 31, 2002 and $21.2 billion and $20.7 billion, respectively, at December 31, 2001.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $2.6 billion and $3.7 billion at December 31, 2002 and 2001, respectively.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS:
     Fair value is based on the present value of future cash flows at current pricing rates, plus the fair value of embedded derivatives. The fair value approximated $5.6 billion and $4.6 billion at December 31, 2002 and 2001, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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3.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     SAVINGS DEPOSITS:
     Fair value of deposit accounts with no stated maturity (demand deposits, regular passbook and money market accounts) is equal to their carrying amounts. Fair value of certificates of deposit is based on the discounted value of contractual cash flows. The fair value approximated $1,047.8 million and $842.5 million at December 31, 2002 and 2001, respectively.

     REVERSE REPURCHASE AGREEMENTS:
     Carrying value of reverse repurchase agreements is considered to be a reasonable estimate for fair value.

     NOTES AND BANK DEBT:
     Fair value of notes and bank debt is based on the present value of future cash flows at current interest rates.

     VARIABLE ANNUITY LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The fair value approximated $4,093.4 million and $4,834.5 million at December 31, 2002 and 2001, respectively.

4.   INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds, and mortgage and commercial loans. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products, and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 2002 and 2001, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 2002, investments rated by the Company's investment advisor totaled $477.3 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.
                                                           PERCENT OF TOTAL
                                                           FIXED MATURITIES
          INVESTMENT RATING                                DECEMBER 31, 2002
                                                         ----------------------
          AAA                                                    11.3%
          AA                                                      7.7
          A                                                      31.1
          BBB                                                    42.3
                                                         ----------------------
              Investment grade                                   92.4
                                                          ----------------------
          BB                                                      4.3
          B and below                                             3.3
                                                         ----------------------
              Below investment grade                              7.6
                                                         ----------------------
              Total fixed maturities                            100.0%
                                                         ======================

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $242.2 million and $167.3 million, respectively, at December 31, 2002. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2002 were $134.6 million and $92.8 million, respectively, and for the 12 months preceding December 31, 2001 were $87.7 million and $69.2 million, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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4.   INVESTMENTS (CONTINUED)

     The amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturities are as follows (in thousands):

                                                                    GROSS             GROSS           ESTIMATED
                                              AMORTIZED          UNREALIZED         UNREALIZED          FAIR
       DECEMBER 31, 2002                         COST               GAINS             LOSSES            VALUE
                                          ------------------- ------------------ ---------------- -------------------
          U.S. Treasury securities         $          4,167    $           342    $        -       $         4,509
          U.S. Government agencies
               and foreign governments                2,726                415             -                 3,141
          Public utilities                        1,402,075             68,078            68,330         1,401,823
          Corporate securities
               and commercial loans              23,565,100          1,671,898           461,567        24,775,431
          Mortgage-backed securities              9,001,528            349,471           367,197         8,983,802
                                          ------------------- ------------------ ---------------- -------------------
               Total                       $     33,975,596    $     2,090,204     $     897,094   $    35,168,706
                                          =================== ================== ================ ===================

                                                                   GROSS             GROSS           ESTIMATED
                                              AMORTIZED          UNREALIZED        UNREALIZED           FAIR
       DECEMBER 31, 2001                        COST               GAINS             LOSSES            VALUE
                                          ------------------- ------------------ ---------------- -------------------
          U.S. Treasury securities         $          4,648    $           231     $          36   $         4,843
          U.S. Government agencies
               and foreign governments               47,543              2,371               -              49,914
          Public utilities                          757,532              9,035            18,437           748,130
          Corporate securities
               and commercial loans              19,789,499            560,972           689,024        19,661,447
          Mortgage-backed securities             11,353,917            309,861           195,618        11,468,160
                                          ------------------- ------------------ ---------------- --------------------
               Total                       $     31,953,139    $       882,470     $     903,115   $    31,932,494
                                          =================== ================== ================ ====================

     The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

     Fixed maturities (in thousands):
                                              AMORTIZED         ESTIMATED
                                                 COST           FAIR VALUE
                                          ------------------ ------------------
     Due in 1 year or less                  $      688,812     $    715,683
     Due after 1 year through 5 years            5,205,404        5,430,147
     Due after 5 years through 10 years         13,890,464       14,704,960
     Due after 10 years through 20 years         2,974,129        3,082,827
     Due after 20 years                          2,215,259        2,251,287
     Mortgage-backed securities                  9,001,528        8,983,802
                                          ------------------ ------------------
          Total                             $   33,975,596     $ 35,168,706
                                          ================== ==================

     Acquisition discounts and premiums on mortgage-backed securities are amortized over the estimated redemption period using the effective interest method. Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Resulting adjustments to amortized cost are included in investment income.

     Fixed maturities with a carrying value of $3.5 million and $3.1 million at December 31, 2002 and 2001 were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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4.   INVESTMENTS (CONTINUED)

     In 2001, the Company received proceeds of $889.4 million from the transfer of certain fixed maturities to Tuscany, in a securitization transaction. The fixed maturities transferred collateralize $900.0 million of notes issued by Tuscany. The Company retained $450.0 million of senior and subordinated notes and sold $450.0 million of senior notes to unrelated parties.

     Additionally in 2001, the Company received proceeds of $71.3 million and recognized a loss of $0.3 million from the sale of certain fixed maturities. The Company has retained an interest in the assets transferred as a result of its purchase of $71.3 million of notes issued by a separate special purpose trust formed in connection with the transaction. The investment return to the Company on the notes is tied to the performance of fixed maturities sold.

     Gross unrealized gains pertaining to equity securities at December 31, 2002 and 2001 were $9.2 million and $29.9 million, respectively. Gross unrealized losses pertaining to equity securities at December 31, 2002 and 2001 were $58.3 million and $30.6 million, respectively.

     MORTGAGE LOANS
     Mortgage loans, net of allowance for loan losses of $33.1 million and $33.2 million at December 31, 2002 and 2001, respectively, are as follows (in thousands):
                                                      DECEMBER 31,
                                               2002                 2001
                                         -----------------    ------------------
           Residential                   $        805,174     $         694,096

           Commercial                           3,637,507             3,497,309
                                         -----------------    ------------------
                Total                    $      4,442,681     $       4,191,405
                                         =================    ==================

     At December 31, 2002, mortgage loans were collateralized by properties located in 40 states and Canada. Approximately 32% of the aggregate carrying value of the portfolio is secured by properties located in California.

     In 2001, the Company received proceeds of $651.6 million and recognized a gain of $25.3 million from the sale of certain commercial mortgage loans in a securitization transaction. The Company retained interests in the securitization having a fair value of $63.0 million, based on quoted market prices. The gain recognized was determined by allocating the previous carrying amount between the assets sold and the interests retained based on their relative fair value at the date of transfer. While the retained interests are subordinate to those that were sold, there are no restrictions in connection with the assets retained. The fair value of interests retained is determined consistently with the Company's fixed maturities.

     OTHER INVESTED ASSETS
     Other invested assets include investments in i) limited partnerships that invest in securities, and ii) derivatives with positive fair values. Limited partnership income (loss) recognized by the Company was $(64.9) million, $(47.6) million and $73.5 million in 2002, 2001 and 2000, respectively.

     The fair value of derivatives reflects the estimated amounts that the Company would receive or pay upon sale or termination of the contracts, net of payment accruals, at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

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4.   INVESTMENTS (CONTINUED)

     A summary of the aggregate contractual or notional amounts and estimated fair values for derivative contracts outstanding is as follows (in thousands):

                                                            DECEMBER 31,
                                             2002                                2001
                               ---------------------------------- ------------------------------------
                                  CONTRACTUAL/         NET           CONTRACTUAL/         NET
                                    NOTIONAL          FAIR             NOTIONAL          FAIR
                                     AMOUNT           VALUE             AMOUNT           VALUE
                               ------------------ ---------------- ------------------ ----------------
           Interest rate swaps   $ 11,935,364       $ (626,906)      $  10,539,125      $ (396,576)
           Cross-currency
              swaps                 2,727,853          155,709           3,040,723        (267,583)
           Put-swaptions           15,500,000           22,055          20,500,000          39,180
           Futures                      7,007              -                13,924             -
           Call options             1,778,550           80,213           1,701,907         289,100
           Equity index swaps         231,253          (52,888)            231,253         (31,991)

     During 2000, the Company recorded net expenses of $65.5 million on derivative instruments.

     SECURITIES LENDING
     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2002 and 2001, the estimated fair value of loaned securities was $2,417.6 million and $799.1 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received in the amount of $2,485.6 million and $814.6 million at December 31, 2002 and 2001, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     The sources of net investment income by major category are as follows (in thousands):
                                                                 YEARS ENDED DECEMBER 31,
                                                       2002                 2001               2000
                                                 -----------------    -----------------  ------------------
     Fixed maturities                            $                     $     2,186,400    $     2,149,175
                                                        2,353,722
     Other investment income                               79,559              255,829            513,478
                                                 -----------------    -----------------  ------------------
       Total investment income                          2,433,281            2,442,229          2,662,653
     Less investment expenses                             (63,252)             (56,007)           (51,670)
                                                 -----------------    -----------------  ------------------
       Net investment income                     $      2,370,029      $     2,386,222    $     2,610,983
                                                 =================    =================  ==================

Net realized gains and losses on investments and change in fair value of hedging instruments are as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                       2002                 2001               2000
                                                 -----------------    -----------------  ------------------
     Sales of fixed maturities
       Gross gains                                 $      262,050       $       90,044     $       43,458
        Gross losses                                     (215,243)            (138,197)           (55,497)
     Sales of equity securities
       Gross gains                                         11,238               26,546             32,577
       Gross losses                                        (8,664)             (20,107)            (1,520)
     Impairment losses                                   (529,145)            (600,595)          (141,079)
     Derivative instruments                              (258,866)            (216,178)           (11,126)
     Other invested assets, net                                 -               27,614             12,332
                                                 -----------------    -----------------  ------------------
       Total before minority interest                    (738,630)            (830,873)          (120,855)
     Minority interest                                     20,980               47,041             49,821
                                                 -----------------    -----------------  ------------------
       Total, net of minority interest             $                    $                  $
                                                         (717,650)            (783,832)           (71,034)
                                                 =================    =================  ==================

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
6.   VALUE OF ACQUIRED INSURANCE, OTHER INTANGIBLES AND GOODWILL

     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential). The value of acquired insurance in-force was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     Goodwill and core deposit intangibles represent the excess of purchase price over the fair value of assets acquired in the purchases of Jackson Federal, Highland and Fremont.

     In accord with FAS 142, the Company annually reviews the recoverability of the goodwill asset. At December 31, 2002, the goodwill asset was deemed to be recoverable, and, accordingly, no impairment adjustment was recorded.

     The amortization of acquired insurance, other intangibles and goodwill was as follows (in thousands):


                                                                    YEARS ENDED DECEMBER 31,
                                                          2002                2001                2000
                                                    -----------------   ------------------  ------------------
     Value of acquired insurance:
       Balance, beginning of year                     $   104,776         $   122,212         $   138,734
       Interest, at rates varying from 6.5% to 9.5%         8,953              10,625              12,201
       Amortization                                       (27,432)            (28,061)            (28,723)
                                                    -----------------   ------------------  ------------------
       Balance, end of year                                86,297             104,776             122,212
                                                    -----------------   ------------------  ------------------

     Other intangibles:
        Balance, beginning of year                         11,221              13,325               1,321
        Acquisitions and adjustments                        1,598                -                 13,154
        Amortization                                       (2,223)             (2,104)             (1,150)
                                                    -----------------   ------------------  ------------------
        Balance, end of year                               10,596              11,221              13,325
                                                    -----------------   ------------------  ------------------

     Goodwill:
       Balance, beginning of year                          54,380              56,256               1,838
       Acquisitions and adjustments                          -                  1,042              55,330
          Amortization                                       -                 (2,918)               (912)
                                                    -----------------   ------------------  ------------------
       Balance, end of year                                54,380              54,380              56,256
                                                    -----------------   ------------------  ------------------

     Value of insurance in force, other intangibles
       and goodwill:
          Balance, beginning of year                        170,377             191,793            141,893
          Acquisitions and adjustments                        1,598               1,042             68,484
             Net amortization                               (20,702)            (22,458)           (18,584)
                                                    -----------------   ------------------  ------------------
          Balance, end of year                        $    151,273        $     170,377       $    191,793
                                                    =================   ==================  ==================


     As noted previously, effective January 1, 2002, goodwill in the amount of $54.4 million is no longer amortized to earnings. The estimated future amortization expense of acquired insurance in force and core deposit intangibles, net of interest, is as follows (in thousands):

     2003                                         $ 21,979
     2004                                           23,233
     2005                                           24,472
     2006                                           25,685
     2007                                            1,183
     Thereafter                                        341
                                              --------------
          Total                                   $ 96,893
                                              ==============

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------
7.   SAVINGS DEPOSITS

     Savings deposits are summarized as follows at December 31, 2002 and 2001 (in thousands):

                                                           2002                                 2001
                                              --------------------------------     --------------------------------
                                                                  WEIGHTED                             WEIGHTED
                                                                   AVERAGE                             AVERAGE
                      TYPE                       AMOUNT             RATE                  AMOUNT        RATE
                                              --------------    --------------    --------------    ---------------
     Demand deposits                            $    67,075         0.35%             $  54,876          0.65%
     Non-interest bearing deposits                   23,345         0.00                 19,561          0.00
     Passbook                                       125,948         0.50                 59,567          1.75
     Money market checking and savings               70,740         2.12                 70,419          2.66
     Time deposits                                  758,722         3.51                632,259          4.45
                                              --------------    --------------    --------------    ---------------
          Total                                 $ 1,045,830         2.92%             $ 836,682          3.75%
                                              ==============    ==============    ==============    ===============

     The contractual maturities of time deposits, by year, at December 31, 2002 are as follows:

     Years Ending December 31,
     -------------------------
             2003                                 $ 396,356
             2004                                   108,665
             2005                                    43,708
             2006                                    45,184
             Thereafter                             164,809
                                              --------------
                Total                             $ 758,722
                                              ==============

     Interest   expense  on  deposit  accounts  is  summarized  as  follows  (in thousands):

                                                                          YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                               2002                  2001                 2000
                                                        -------------------    -----------------    -----------------
     Demand, passbook and money market                         $     4,091           $    5,189           $    1,457
     Time deposits                                                  27,644               31,481               15,533
                                                        -------------------    -----------------    -----------------
          Total                                                $    31,735           $   36,670           $   16,990
                                                        ===================    =================    =================

     Time deposits greater than $100,000 totaled approximately $340.1 million and $239.4 million at December 31, 2002 and 2001, respectively.

8.   NOTES AND BANK DEBT

     The aggregate carrying value and estimated fair value of notes and bank debt at December 31, 2002 and 2001 are as follows (in thousands):

                                                                   2002                             2001
                                                        ----------------------------    -----------------------------
                                                          CARRYING      ESTIMATED         CARRYING       ESTIMATED
                                                           AMOUNT       FAIR VALUE         AMOUNT       FAIR VALUE
                                                        -------------- -------------    -------------- --------------
       Surplus notes                                     $    249,212   $   288,065       $   249,202    $   264,785
       Advances from the Federal Home Loan Bank               384,388       394,558           353,942        361,323
       PPMA Funds                                             199,385       191,553           203,247        192,978
       Tuscany                                                270,523       270,523           450,000        450,000
                                                        -------------- -------------    -------------- --------------
                 Total                                    $ 1,103,508   $ 1,144,699       $ 1,256,391    $ 1,269,086
                                                        ============== =============    ============== ==============

     SURPLUS NOTES
     On March 15, 1997, the Company issued 8.15% Notes (the "Notes") in the principal amount of $250 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
8.   NOTES AND BANK DEBT (CONTINUED)

     Under Michigan Insurance law, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the Notes was $20.4 million in 2002, 2001 and 2000.

     ADVANCES FROM THE FEDERAL HOME LOAN BANK
     Jackson Federal utilizes the credit programs offered by the Federal Home Loan Bank ("FHLB"). FHLB advances, maturing in years through 2008, totaled $384.4 million and $353.9 million at December 31, 2002 and 2001, respectively, at weighted average interest rates of 3.33% and 4.75%, respectively. Fixed rate advances totaled $356,550 and $342,900 at December 31, 2002 and 2001, respectively. The advances are collateralized by mortgage loans and mortgage-backed securities totaling $839.7 million and $832.5 million at December 31, 2002 and 2001, respectively. Interest paid totaled $15.1 million, $17.2 million and $5.2 million in 2002, 2001 and 2000, respectively.

     PPMA FUNDS
     As a result of the consolidation of the PPMA Funds in 2000, the related debt obligations of the funds are reflected in the Company's consolidated financial statements.

     SIF I has issued $70.0 million of 8.36% Subordinated Secured Notes ("SIF I Notes") due December 15, 2005. Interest is due semi-annually. The SIF I Notes are collateralized and secured pursuant to an Indenture between the issuer and Chase Bank of Texas, N.A., as trustee. The SIF I Notes may only be redeemed early under certain circumstances and require a make-whole payment by the issuer.

     SIF I has also entered into a Senior Secured Credit Facility ("SIF I Facility") under which it may borrow up to $200.0 million. The SIF I Facility is a revolving extendable credit facility which matures June 15, 2004. Borrowings under the SIF I Facility bear interest at a variable rate. SIF I may choose rates based on the Eurodollar loan rate plus 1.75% per annum, or the higher of the Prime lending rate of Bankers Trust Company and the Fed Funds effective rate plus .50% per annum. The outstanding borrowings at December 31, 2002 and 2001 bear interest rates ranging from 3.56% to 3.69% and 8.22% to 8.63%, respectively.

     CBO II has issued $71.0 million of 7.8% Subordinated Secured Notes ("CBO II Notes") due December 15, 2004. Interest is due semi-annually. The CBO II Notes are secured pursuant to an Indenture between the Issuer and Texas Commerce Bank, N.A., as trustee. The CBO II Notes may only be redeemed early under certain circumstances and require a make-whole payment by the issuer.

     CBO II has also entered into a Senior Secured Credit Facility ("CBO II Facility") under which it may borrow up to $236.5 million. The CBO II Facility is a revolving extendable credit facility which matures June 15, 2003. Borrowings under the CBO II Facility bear interest at a variable rate. CBO II may choose rates based on the Eurodollar loan rate plus 1.00% per annum, or the higher of the Prime lending rate of Bankers Trust Company and the Fed Funds effective rate plus .50% per annum. The outstanding borrowings at December 31, 2002 and 2001 bear interest rates ranging from 3.63% to 5.06% and 7.38% to 8.13%, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
8.   NOTES AND BANK DEBT (CONTINUED)

     Outstanding debt balances on the PPMA Funds at December 31, 2002 and 2001 are as follows (in thousands):

                                                      SIF I            CBO II           Total
                                                  --------------    -------------    -------------
         DECEMBER 31, 2002:
         Subordinated secured notes                   $  33,319         $ 45,000        $  78,319
         Revolving credit facility                       78,375           42,691          121,066
                                                  --------------    -------------    -------------
         Total outstanding                            $ 111,694         $ 87,691        $ 199,385
                                                  ==============    =============    =============

         DECEMBER 31, 2001:
         Subordinated secured notes                   $  32,539         $ 45,000        $  77,539
         Revolving credit facility                       78,750           46,958          125,708
                                                  --------------    -------------    -------------
         Total outstanding                            $ 111,289         $ 91,958        $ 203,247
                                                  ==============    =============    =============

     Interest expense on the debt totaled $19.0 million, $15.8 million and $24.2 million in 2002, 2001 and 2000, respectively.

     TUSCANY
     On December 19, 2001, Tuscany issued $900.0 million of senior and subordinated floating rate notes. The senior notes ("Tuscany Notes"), initially totaling $450.0 million, due February 25, 2010 were sold to unrelated parties. The Tuscany Notes bear interest at LIBOR plus .38%, which at December 31, 2002 and 2001 was 2.16% and 2.52%, respectively. The subordinated floating rate notes were sold to the Company and are eliminated in consolidation.

9.   REVERSE REPURCHASE AGREEMENTS

     During 2002 and 2001, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. Short-term borrowings under such agreements averaged $365.9 million and $664.3 million during 2002 and 2001, respectively, at weighted average interest rates of 1.43% and 4.13%, respectively. Interest paid totaled $5.2 million, $27.4 million and $44.3 million in 2002, 2001 and 2000, respectively. The highest level of short-term borrowings at any month end was $521.4 million in 2002, and $1.0 billion in 2001.

10.  REINSURANCE

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     Effective December 31, 2002, upon approval of the Michigan Commissioner of Insurance, JNL ceded the guaranteed minimum death benefit coverage associated with variable annuities to an affiliate, Prudential Atlantic Reinsurance Company, Dublin, Ireland ("PARC"). PARC is a wholly owned subsidiary of Prudential. The income statement impact of the transaction was immaterial, as the initial reinsurance premium approximated the reinsurance recoverable arising under the treaty.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
10.  REINSURANCE (CONTINUED)

     The effect of reinsurance on premiums is as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2002               2001                2000
                                                     ------------------ ------------------  -----------------
     Direct life premiums                              $     338,093     $       337,250      $      341,078
     Assumed life premiums                                      (277)              3,519               4,324
     Less reinsurance ceded:
       Life                                                 (126,122)           (117,620)           (114,601)
       Annuity                                               (59,000)               -                   -
                                                     ------------------ ------------------  -----------------
         Total net premiums                            $     152,694     $       223,149      $      230,801
                                                     ================== ==================  =================

     Components of the reinsurance recoverable asset are as follows (in thousands):

                                                                 DECEMBER 31,
                                                           2002               2001
                                                     ------------------ ------------------
     Ceded reserves:
       Life                                            $   440,284        $      373,481
       Annuity                                              58,240                  -
     Ceded claims liability                                 14,071                 8,890
     Ceded - other                                          12,436                13,053
                                                     ------------------ ------------------
       Total                                           $   525,031        $      395,424
                                                     ================== ==================

     Reserves reinsured through Brooke Life were $65.4 million and $68.4 million at December 31, 2002 and 2001, respectively. Reserves reinsured through PARC were $58.2 million at December 31, 2002.

11.  FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2002               2001                2000
                                                     ------------------ ------------------  -----------------
     Current tax (benefit) expense                      $      137,400    $    (15,588)       $    179,200
     Deferred tax (benefit) expense                           (285,863)       (101,474)             37,000
                                                     ------------------ ------------------  -----------------
     Federal income tax (benefit) expense               $     (148,463)   $   (117,062)       $    216,200
                                                     ================== ==================  =================

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2002, 2001 and 2000 as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2002               2001                2000
                                                     ------------------ ------------------  -----------------
     Income taxes at statutory rate                   $     (149,047)    $     (118,220)     $     214,989

     Other                                                       584              1,158              1,211
                                                     ------------------ ------------------  -----------------
     Provision for federal income taxes               $     (148,463)    $     (117,062)     $     216,200
                                                     ================== ==================  =================
     Effective tax rate                                         34.9%              34.7%              35.2%
                                                     ================== ==================  =================

     Federal income taxes paid (received) were $(45.0) million, $71.0 million and $148.6 million in 2002, 2001 and 2000, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
11.  FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities are as follows (in thousands):

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      2002                2001
                                                                                ------------------ -------------------

     GROSS DEFERRED TAX ASSET
     Policy reserves and other insurance items                                    $       573,634     $      502,755
     Difference between financial reporting and the tax basis of:
          Investments                                                                     619,462            310,272
          Deferred compensation                                                            30,757             26,711
     Net unrealized losses on available for sale securities                                     -              9,054

     Other, net                                                                            18,794             22,620
                                                                                ------------------ -------------------
     Total gross deferred tax asset                                                     1,242,647            871,412
                                                                                ------------------ -------------------

     GROSS DEFERRED TAX LIABILITY
     Deferred acquisition costs                                                          (524,287)          (596,876)
     Difference between financial reporting and the tax basis of:
       Value of the insurance in-force                                                    (30,204)           (36,672)

        Other assets                                                                       (2,194)            (2,936)

     Net unrealized gains on available for sale securities                               (398,715)                 -

     Other, net                                                                           (10,477)              (176)
                                                                                ------------------ -------------------
     Total gross deferred tax liability                                                  (965,877)          (636,660)
                                                                                ------------------ -------------------

     Net deferred tax asset                                                       $       276,770    $       234,752
                                                                                ================== ===================

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

     At December 31, 2002, the Company had a federal tax capital loss carryforward of approximately $58.0 million, which will expire in the years 2006 and 2007.

12.  COMMITMENTS AND CONTINGENCIES

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations. JNL has been named in civil litigation proceedings which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products. At this time, it is not possible to make a meaningful estimate of the amount or range of loss, if any, that could result from an unfavorable outcome in such actions.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2002 and 2001, the Company's reserve for future state guaranty fund assessments was $41.0 million and $45.0 million, respectively. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

     The Company previously offered synthetic GIC contracts to group customers including pension funds and other institutional organizations. The synthetic GIC contract is an off-balance sheet, fee based product where the customer retains ownership of the assets related to these contracts and JNL guarantees the customer's obligation to meet withdrawal requirements. The contingent liability associated with the off-balance sheet guarantees was $0 and $31.3 million at December 31, 2002 and 2001, respectively.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
12.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

     The Company has unfunded commitments related to its investments in limited partnerships totaling $482.8 million at December 31, 2002.

     The Company leases office space and equipment under several operating leases that expire at various dates through 2010. In 2002, JNL sold and leased back certain aircraft and computer software valued at $39.9 million. There was no gain or loss on the sale-leaseback transactions. Lease expense was $6.3 million, $6.8 million and $6.1 million in 2002, 2001 and 2000, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):

           2003                      $ 18,227
           2004                        16,473
           2005                        15,371
           2006                         4,662
           2007                         4,627
           Thereafter                   7,305
                                 -------------
           Total                     $ 66,665
                                 =============

13.  STOCKHOLDER'S EQUITY

     Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, unless the Commissioner approves the dividend prior to payment. Furthermore, without the prior approval of the Commissioner, dividends cannot be distributed if all dividends made within the preceding 12 months exceed the greater of statutory net gain from operations or 10% of the Company's statutory surplus for the prior year. In 2003, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximates $289 million.

     The Company received capital contributions from its parent of $614.4 million in 2002 and $299.7 million in 2001. The capital contributions included $24.4 million and $19.3 million in 2002 and 2001, respectively, from Brooke Life forgiving an intercompany tax liability. The 2001 capital contribution also included $28.7 million related to amounts received from Prudential for certain failed merger related costs. Dividend payments were $142.0 million, $131.1 million and $176.3 million in 2002, 2001 and 2000, respectively, having received the required approval from the Michigan Division of Insurance prior to payment.

     Statutory capital and surplus of the Company was $2,888.9 million and $2,450.1 million at December 31, 2002 and December 31, 2001, respectively. Statutory net income (loss) of the Company was $(258.4) million, $(201.6) million and $243.8 million in 2002, 2001 and 2000, respectively.

     Effective January 1, 2001, the NAIC's Accounting Practices and Procedures manual, Codification of Statutory Accounting Principles, became the primary guidance on statutory accounting. The implementation of the revised guidance on January 1, 2001 resulted in a transitional adjustment to increase statutory capital and surplus by $47.8 million.

     The Company, with the explicit permission of the Michigan Commissioner of Insurance, has recognized at December 31, 2002, the reserve credit for reinsurance ceded to an unauthorized affiliated reinsurer. Collateral, in the form of letters of credit, was secured on January 30, 2003. This permitted practice resulted in an increase to statutory surplus of $388.6 million.

     Jackson Federal is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum requirements would subject Jackson Federal to various regulatory actions ranging from increased scrutiny to conservatorship. At December 31, 2002, the Office of Thrift Supervision categorized Jackson Federal as well capitalized under the regulatory framework for prompt corrective action.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
14.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc., a registered investment advisor, and PPM Finance, Inc. (collectively, "PPM"). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $32.9 million, $28.5 million and $27.1 million to PPM for investment advisory services during 2002, 2001 and 2000, respectively.

     On March 12, 2001, Prudential announced that it had entered into a merger agreement ("Merger Agreement") with American General Corporation ("American General), a diversified financial services organization. On April 3, 2001, American International Group, Inc. announced that it made a conditional proposal to acquire American General. On May 11, 2001, Prudential announced that the merger agreement with American General was officially terminated. In December, 2001, JNL received approximately $85.6 million from Prudential for certain guaranteed completion and integration expenses related to the aborted merger, resulting in a $28.7 million capital contribution equal to the tax benefit associated with the payments.

15.  BENEFIT PLANS

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. The Company's expense related to this plan was $7.1 million, $5.9 million and $5.8 million in 2002, 2001 and 2000, respectively.